UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of 2008

Annual Meeting

and

Proxy Statement

Thursday, April 24, 2008

11:00 a.m.

Richmond Newspapers Production Facility

8460 Times-Dispatch Boulevard

Mechanicsville, Virginia

March 19, 2008

Dear Stockholder:

I’m pleased to forward our 2008 Proxy Statement as I cordially invite you to attend Media General’s 2008 Annual Meeting on Thursday, April 24, 2008.

Your vote is more important than ever in 2008, and I would appreciate your support of our nominated Directors. I encourage each of you to vote your shares through one of the three convenient methods described in this Proxy Statement.

Our Annual Meeting will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia.

I look forward to seeing you on April 24.

Yours sincerely,

J. Stewart Bryan III

Publishing • Broadcast • Interactive Media

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To the Class A and Class B Common Stockholders

    of Media General, Inc.

The 2008 Annual Meeting of Stockholders of Media General, Inc., will be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 24, 2008, at 11:00 a.m. for the following purposes:

1.	To elect a Board of Directors;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal 2008; and

3.	To act upon such other matters as properly may come before the meeting.

Holders of the Company’s Class A and Class B Common Stock of record at the close of business on February 29, 2008, are entitled to notice of and to vote at the meeting.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly mail your enclosed WHITE proxy card in the postage-paid envelope provided. Should you prefer, you may vote in person or may deliver your proxy by telephone or by the Internet by following the instructions on your WHITE proxy card. If you have any questions or need assistance in voting your shares, please call or contact our proxy solicitor, D.F. King & Co., Inc., which is assisting Media General, toll-free at (800) 487-4870 or by email at info@dfking.com.

* * * CAUTION * * *

MEDIA GENERAL HAS RECEIVED A NOTICE FROM HARBINGER CAPITAL PARTNERS MASTER FUND, A CAYMAN ISLANDS HEDGE FUND, AND AN AFFILIATE, SEEKING TO NOMINATE THREE INDIVIDUALS FOR ELECTION TO MEDIA GENERAL’S BOARD OF DIRECTORS AT THE COMPANY’S ANNUAL MEETING. THE BOARD DOES NOT BELIEVE THIS IS IN THE COMPANY’S BEST INTEREST AND STRONGLY URGES YOU NOT TO SIGN ANY PROXY CARDS SENT TO YOU BY HARBINGER. IF YOU HAVE PREVIOUSLY SIGNED A HARBINGER PROXY CARD, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 19, 2008

PROXY STATEMENT

2008 Annual Meeting of Stockholders

SOLICITATION OF PROXIES

This statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 2008 Annual Meeting of Stockholders to be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 24, 2008, at 11:00 a.m. All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted in accordance with their instructions. Internet and telephone voting facilities will close at 11:59 p.m. E.S.T. on April 23, 2008. A proxy may be revoked by a Stockholder at any time before it is voted.

The Annual Report to the Stockholders of the Company, including financial statements for the fiscal year ended December 30, 2007, and this Proxy Statement and accompanying proxy card, are being mailed to Stockholders on or about March 19, 2008.

The Company had outstanding 22,301,728 shares of Class A Common Stock (Class A Stock) and 555,992 shares of Class B Common Stock (Class B Stock) as of February 29, 2008. Only holders of record at the close of business on that date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter on which that class is entitled to vote.

DIRECTOR INDEPENDENCE

All non-management members of the Company’s Board are independent, in accordance with the rules of the New York Stock Exchange and the Company’s more stringent categorical standards. More specifically, the Board affirmatively has determined that Diana F. Cantor, Charles A. Davis, Thompson L. Rankin, Rodney A. Smolla, Walter E. Williams and Coleman Wortham III are independent and have no relationship with the Company that would interfere with their exercise of independent judgment in carrying out the responsibilities of a Director. The Company’s Director Independence standards are available at the Company website, www.mediageneral.com.

Mr. Bryan has voting control over approximately 84% of the Company’s Class B Stock. The Board therefore could determine that the Company constitutes a “controlled company” under the rules of the NYSE, meaning that the Company would not be required to have a majority of independent directors, nor would it be required to maintain compensation and nominating committees comprised solely of independent directors. The Board, however, has chosen a different approach. In addition to having a two-thirds majority of independent Directors, the Board maintains Audit, Compensation and Nominating & Governance Committees comprised solely of independent Directors.

ITEMS FOR STOCKHOLDER VOTES

The Company’s Articles of Incorporation provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. The Company’s Class B Stockholders have the sole right to vote on all other matters submitted for a vote of Stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.

ITEM 1—ELECTION	OF DIRECTORS

The Board of Directors proposes that the nine nominees named below, all of whom presently are serving as Directors, be re-elected for a new term of one year or until their successors are elected. Three Directors will be elected by the Company’s Class A Stockholders; six Directors will be elected by the Company’s Class B Stockholders.

Class A Directors

CHARLES A. DAVIS – Principal Occupation: Chief Executive Officer, Stone Point Capital LLC

Director since 1989; Age – 59

Mr. Davis is Chief Executive Officer of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Before forming Stone Point in 2005, Mr. Davis was Chairman and Chief Executive Officer of MMC Capital, Inc., and Vice Chairman of Marsh & McLennan Companies, Inc. He previously was a limited partner in The Goldman Sachs Group, L.P., and was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis also serves as a director of AXIS Capital Holdings Limited, The Hershey Company and Progressive Corporation.

RODNEY A. SMOLLA – Principal Occupation: Dean, Washington and Lee University School of Law

Director since 2006; Age – 54

Mr. Smolla is the Dean of the Washington and Lee University School of Law. From 2003 to July 2007, he was the Dean of the University of Richmond’s T.C. Williams School of Law and for more than five years served as the George E. Allen Professor of Law at T.C. Williams School of Law. He is a nationally recognized expert on constitutional law, the First Amendment, mass media and entertainment law.

WALTER E. WILLIAMS – Principal Occupation: John M. Olin Distinguished Professor of Economics, George Mason University

Director since 2001; Age – 71

Mr. Williams has served as the John M. Olin Distinguished Professor of Economics on the faculty of George Mason University, Fairfax, Virginia, since 1980 and was the Chairman of the Economics Department from 1995 to 2001. He also is the author of over 150 publications, a nationally syndicated columnist and frequent television and radio commentator.

Class B Directors

O. REID ASHE, JR. – Principal Occupation: Executive Vice President and Chief Operating Officer, Media General, Inc.

Director since 2002; Age – 59

Mr. Ashe was elected Executive Vice President of the Company in 2005 and has been Chief Operating Officer since 2001. He previously served as the President and Publisher of The Tampa Tribune from 1997 to 2001, and he was the President and Associate Publisher of The Tampa Tribune from 1996 to 1997.

J. STEWART BRYAN III – Principal Occupation: Chairman of the Board, Media General, Inc.

Director since 1974; Age – 69

Mr. Bryan is Chairman of the Board and has served in that capacity for more than five years. He was Chief Executive Officer of the Company from 1990 until July 2005, President of the Company from 1990 to 2001 and, between 1985 and 1990, variously served as Vice Chairman of the Board, Chief Operating Officer, and Executive Vice President of the Company. He was the Publisher of the Richmond Times-Dispatch from 1978 to 2005.

DIANA F. CANTOR – Principal Occupation: Managing Director, New York Private Bank & Trust

Director since 2005; Age – 50

Mrs. Cantor is a Managing Director of New York Private Bank & Trust, the wealth management division of Emigrant Bank. From 1996 to 2007, she served as the founder and Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia. She was Vice President of Richmond Resources, Ltd., a real estate development, construction and management company from 1990 to 1996, and she held several positions, including Vice President, at Goldman, Sachs & Co. between 1985 and 1990. She previously was an associate at Kaye, Scholer, Fierman, Hays & Handler, a New York law firm, from 1983 to 1985. Mrs. Cantor also serves as a director of Domino’s Pizza, Inc.

MARSHALL N. MORTON – Principal Occupation: President and Chief Executive Officer, Media General, Inc.

Director since 1997; Age – 62

Mr. Morton is President and Chief Executive Officer of the Company and has served in those capacities since July 2005. He was the Company’s Chief Financial Officer from 1989 until July 2005, its Senior Vice President from 1989 to 2001 and Vice Chairman of the Board of Directors from 2001 to July 2005.

THOMPSON L. RANKIN – Principal Occupation: Retired; Formerly President and Chief Executive Officer, Lykes Bros. Inc.

Director since 2001; Age – 67

Mr. Rankin retired in 1997 as President and Chief Executive Officer of Lykes Bros. Inc., having served in that position for more than five years. He also is the former Chairman of the Board and Chief Executive Officer of Lykes Energy, Inc., and served in that position for more than five years. He previously served on the Board of Directors of the Company from 1985 to 1994. Mr. Rankin also serves as a director of TECO Energy, Inc.

COLEMAN WORTHAM III – Principal Occupation: President and Chief Executive Officer, Davenport & Company LLC

Director since 2004; Age – 62

Mr. Wortham is President and Chief Executive Officer of Davenport & Company LLC, a Richmond, Virginia, investment banking firm, and has served in those positions for more than five years.

The By-laws of the Company provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote will be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record will not be counted for or against any nominee. Unless otherwise indicated, the shares will be voted for the election of the above nominees, or, if for any reason any of these nominees is unavailable, for substitutes that the Board may propose. The Company has no reason to believe any nominee will be unavailable.

The Board of Directors recommends a vote FOR each of its nominees.

THE BOARD AND ITS COMMITTEES

The Board of Directors held five meetings during 2007. The Company’s non-management Directors meet in executive session (that is, without Messrs. Ashe, Bryan and Morton) following each meeting. The chair is rotated alphabetically for each executive session.

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating & Governance Committee. The Audit, Compensation and Nominating & Governance Committees have written charters, each of which is available on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department.

The Executive Committee consists of Messrs. Ashe, Bryan, Morton and Wortham. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee did not meet in 2007.

The Audit Committee consists of Mrs. Cantor and Messrs. Rankin and Williams, each of whom is independent under the rules of the Securities and Exchange Commission and as previously described. As discussed more fully below, each member of the Committee also is an “audit committee financial expert.” This Committee has been established in accordance with the rules of the NYSE and the Securities Exchange Act of 1934 (Exchange Act) and oversees the audit function of the Company with regard to its internal auditors and its independent registered public accounting firm. The Committee meets with these internal and independent auditors, has sole authority to retain and terminate the Company’s independent auditors and reviews all quarterly and annual SEC filings made by the Company. The Audit Committee met five times during 2007.

The Compensation Committee consists of Messrs. Davis, Smolla and Wortham. All of the members of the Committee are independent, as previously described. This Committee has general responsibility for employee compensation and makes recommendations to the Board with respect to the compensation of all Directors, officers and other key executives, including incentive-compensation plans and equity-based plans. The Committee receives recommendations from the Chief Executive Officer, and, based on project-specific instructions, it receives reports and recommendations from Towers Perrin, the compensation consultants it has retained directly, on both short-term and long-term executive and Director compensation matters as well as on special subjects such as compensation issues associated with the Company’s CEO transition from Mr. Bryan to Mr. Morton. The Compensation Committee met three times during 2007.

The Nominating & Governance Committee consists of Mrs. Cantor and Messrs. Smolla and Wortham. All of the members of the Committee are independent as previously described. The Committee assists the Board with the identification and consideration of, and recommends to the Board, candidates qualified to become nominees for election as Directors of the Company. The Committee additionally is responsible for developing policies and practices relating to corporate governance, including the Company’s Principles of Corporate Governance and its Code of Business Conduct and Ethics. The Nominating & Governance Committee met once during 2007.

Audit Committee Financial Experts

The Board of Directors has determined that all of the members of the Audit Committee are “audit committee financial experts” in accordance with applicable SEC rules. In reaching this conclusion, the Board considered each Audit Committee member’s qualifications in the aggregate, including the following relevant experience.

•

Mrs. Cantor has served as a Director of the Company since 2005 and has been a member of the Audit Committee for each of those years. She is a Managing Director of New York Private Bank & Trust, the wealth management division of Emigrant Bank. From 1996 to 2007, she served as the founder and Executive Director of the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia, and in that capacity actively supervised those charged with the preparation of that agency’s financial statements. She also worked closely with the agency’s independent auditors in the preparation, audit, analysis and evaluation of the agency’s financial and actuarial statements, which are included in the Commonwealth of Virginia’s financial reports. She has degrees from the University of Florida (B.S. in Accounting), the University of Miami (M.B.A) and New York University (J.D.). She formerly was an active Certified Public Accountant and is a member of the Virginia, New York and Florida bar associations. She previously was an associate at Kaye, Scholer, Fierman, Hays & Handler and held several positions, including Vice President, at Goldman, Sachs & Co. Mrs. Cantor additionally serves as a director and member of the audit committee of Domino’s Pizza, Inc.

•

Mr. Rankin has served as a Director of the Company from 1985 to 1994 and since 2001 and has been a member of the Audit Committee for each of those years. He also has been the chief operating officer, president and chief executive officer of Lykes Bros., Inc., and chairman and chief executive officer of Lykes Energy, Inc., and in such capacities has actively supervised those companies’ principal financial officers, principal accounting officers, controllers, internal auditors and the services of its independent public accountants. He additionally serves as a director of TECO Energy, Inc., where he is a member of that company’s audit committee and its finance committee.

•

Mr. Williams has served as a Director of the Company since 2001 and has been the Chairman of the Audit Committee since 2003. He has degrees in economics from California State University (B.A.) and UCLA (M.A. and Ph.D.). He has served for over 20 years on the faculty of George Mason University, where he is the John M. Olin Distinguished Professor of Economics and was the department chairman from 1995 to 2001. He is also an author, columnist and frequent television and radio commentator.

PRINCIPAL HOLDERS OF THE COMPANY’S STOCK

The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company’s securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole dispositive power as to all shares of Class A and Class B Stock listed, unless noted to the contrary.

Name and Address of Beneficial Holder	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
J. Stewart Bryan III	Class A	910,486	(1)	4.1%
333 East Franklin Street	Class B	466,162	(1)	83.8%
Richmond, VA 23219

Jane Bryan Brockenbrough	Class B	55,580	(2)	10.0%
c/o Bryan Brothers
1802 Bayberry Court, Suite 302
Richmond, VA 23226

Mario J. Gabelli and affiliates	Class A	4,835,947	(3)	21.7%
One Corporate Center
Rye, NY 10580

Harbinger Capital Partners Master Fund I, Ltd. and affiliates	Class A	4,058,454	(4)	18.2%
c/o International Fund Services (Ireland) Limited
Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland

Dimensional Fund Advisors LP	Class A	1,842,829	(5)	8.3%
1299 Ocean Avenue
Santa Monica, CA 90401

Fidelity Management Trust Company	Class A	1,835,232	(6)	8.3%
82 Devonshire Street
Boston, MA 02109

Chou Associates Management Inc.	Class A	1,166,817	(7)	5.2%
95 Wellington Street West, Suite 710
P.O. Box 27
Toronto A6MSJ2N7

All directors and executive	Class A	2,053,293	(8)	9.2%
officers as a group	Class B	466,162		83.8%

(1)	The shares listed for J. Stewart Bryan III include 56,367 shares of Class A Stock held (as of February 29, 2008) for his benefit by the MG Advantage 401(k) Plan (the 401(k) Plan), 178,400 shares of Class A Stock registered in his name under the Media General, Inc., Restricted Stock Plan, 274,900 shares of Class A Stock subject to currently exercisable options, 400,719 shares of Class A Stock held by trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, and 466,162 shares of Class B Stock held by the D. Tennant Bryan Media Trust, of which Mr. Bryan serves as sole trustee. Mr. Bryan and the Media Trust constitute a group for certain purposes.

(2)	Jane Bryan Brockenbrough additionally has sole voting and dispositive power as to 9,750 shares of Class A Stock.

(3)	According to a Schedule 13D filed by Mario J. Gabelli and affiliates, as amended on February 13, 2008, the shares listed include shares beneficially owned by Mr. Gabelli or entities under his direct or indirect control, including 3,176,267 shares beneficially owned by GAMCO Asset Management, Inc. (GAMCO), 1,657,300 shares beneficially owned by Gabelli Funds, LLC (Gabelli Funds), 2,000 shares beneficially owned by Gabelli Securities, Inc. (GSI) and 380 shares issuable upon conversion of Class B Stock beneficially owned by Gabelli International Limited (GIL). All such shares are also beneficially owned by Mr. Gabelli and by GGCP, Inc. (GGCP) and GAMCO Investors, Inc., parent companies of GAMCO, Gabelli Funds and GSI. According to the Schedule 13D, each of Mr. Gabelli, GGCP, GAMCO Investors, Inc., Gabelli Funds, MJG Associates, Inc., GIL, GSI, and GAMCO, has sole dispositive and voting power over all of the shares he or it beneficially owns except that (a) GAMCO does not have authority to vote 105,300 shares beneficially owned by it, (b) if the aggregate voting power of Mr. Gabelli and his related entities should exceed 25% of the voting interest in the Company, the shares beneficially owned by Gabelli Funds will be voted by a proxy voting committee (Proxy Voting Committee) for each of the approximately 29 funds (Funds) to which the Gabelli Funds provide discretionary managed account services and (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by each such Fund under special circumstances such as regulatory considerations.

(4)	According to a Schedule 13D filed by Harbinger Capital Partners Master Fund I, Ltd. (Master Fund) and affiliates, as amended on January 30, 2008, the shares listed include (i) 2,705,647 shares that may be deemed to be beneficially owned by Master Fund, Harbinger Capital Partners Offshore Manager, L.L.C., the investment manager of the Master Fund (Harbinger Manager), and HMC Investors, L.L.C., the managing member of the Harbinger Manager, and (ii) 1,352,807 shares that may be deemed to be beneficially owned by Harbinger Capital Partners Special Situations Fund, L.P. (Special Fund), Harbinger Capital Partners Special Situations GP, LLC, the general partner of the Special Fund (HCPSS), and HMC – New York, Inc., the managing member of HCPSS. According to the Schedule 13D, all the shares listed may also be deemed to be beneficially owned by Harbert Management Corporation, the managing member of HMC Investors, L.L.C. and the parent company of HMC – New York, Inc., Philip Falcone, the portfolio manager of Master Fund and Special Fund, Raymond J. Harbert and Michael D. Luce, both shareholders of Harbert Management Corporation. According to the Schedule 13D, each of the Master Fund, the Harbinger Manager, HMC Investors, L.L.C., the Special Fund, HCPSS, HMC – New York, Inc., Harbert Management Corporation, Philip Falcone, Raymond J. Harbert and Michael D. Luce has shared dispositive and voting power over all of the shares he or it may be deemed to beneficially own. According to the Schedule 13D, the Master Fund and the Special Fund have entered into total return swap agreements with respect to an additional 441,444 shares and 220,719 shares, respectively, of Class A Stock.

(5)	According to a Schedule 13G filed by Dimensional Fund Advisors LP on February 6, 2008, Dimensional Fund Advisors LP possesses sole dispositive and voting power over the shares listed.

(6)	Fidelity Management Trust Company serves as trustee of the 401(k) Plan and of the Media General, Inc. Supplemental 401(k) Plan (the Supplemental Plan), and the 1,835,232 Class A shares held as of February 29, 2008, are held in that capacity. The 401(k) Plan and the Supplemental Plan provide that shares held in each plan are to be voted by the trustee in the same proportion as instructions received from participants in that plan. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the 401(k) Plan.

(7)	According to a Schedule 13G filed by Chou Associates Management Inc. on December 20, 2007, Chou Associates Management Inc. possesses sole dispositive and voting power over the shares listed.

(8)	An aggregate of 774,167 Class A shares are subject to currently exercisable stock options. Please see the following table for the holdings of the Company’s Chief Executive Officer, its Chief Financial Officer, its three other highly compensated officers listed in the “Summary Compensation Table” and its Outside Directors.

	Number and Percentage* of Shares Beneficially Owned February 29, 2008
Name	Class A	%	Class B	%
Named Executive Officers (a)
J. Stewart Bryan III, Chairman (b)	910,486	4.1%	466,162	83.8%
Marshall N. Morton, President and Chief Executive Officer and Director (c)	352,823	1.6%	—
O. Reid Ashe, Jr., Executive Vice President and Chief Operating Officer and Director (d)	188,539		—
H. Graham Woodlief, Vice President (e)	137,865		—
John A. Schauss, Vice President-Finance and Chief Financial Officer (f)	49,890		—

Outside Directors (g)
Diana F. Cantor	4,162		—
Charles A. Davis	44,410		—
Thompson L. Rankin	18,171		—
Rodney A. Smolla	2,861		—
Walter E. Williams	14,721		—
Coleman Wortham, III	19,268

*	Percentages of stock ownership less than one percent are not shown.
(a)	Includes shares held in the 401(k) Plan as of February 29, 2008.
(b)	For further information as to stock held by Mr. Bryan, see Note 1 above.
(c)	Shares listed for Mr. Morton include 156,667 shares subject to currently exercisable options and 170,100 shares registered in his name under the Restricted Stock Plan.
(d)	Shares listed for Mr. Ashe include 96,600 shares subject to currently exercisable options and 86,900 shares registered in his name under the Restricted Stock Plan. Mr. Ashe is co-trustee, along with his wife, of 3,096 shares held in a revocable trust.
(e)	Shares listed for Mr. Woodlief include 70,867 shares subject to currently exercisable options and 65,800 shares registered in his name under the Restricted Stock Plan.
(f)	Shares listed for Mr. Schauss include 20,299 shares subject to currently exercisable options and 27,800 shares registered in his name under the Restricted Stock Plan.
(g)	Includes deferred Class A Stock units credited, as of December 30, 2007, to non-employee Directors’ accounts pursuant to the Media General, Inc., Directors’ Deferred Compensation Plan as indicated in “Director Compensation.”

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Overview of the Company’s Executive Compensation Philosophy

Media General’s compensation system is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees, including the named executive officers identified in the Summary Compensation Table.

The Company’s executive compensation programs:

•	link individual performance with compensation opportunities and

•	align the interests of the individual with those of the stockholders.

These two elements are intended to encourage eligible executives to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants (Towers Perrin) who are engaged by and report directly to the Compensation Committee. The goal of the compensation review is to ensure that the programs are competitive and are designed to compensate executive performance that is likely to result in increased shareholder value.

The Committee feels that a tightly administered compensation system that rewards appropriate performance is a constructive way to attract and retain talented personnel.

Approach to Determining Compensation

The three primary components of the Company’s total executive compensation are:

•	base salary,

•	annual incentives and

•	long-term incentives.

The Company does not have a specific policy regarding either the allocation of compensation among cash and non-cash or current and long-term components. Base salary levels are guided by reference to external competitive levels as well as other factors including individual and Company performance. Pay and performance then are linked through the use of the annual and long-term incentive programs. The Company also provides various pension and retirement benefits as well as perquisites. The sections that follow provide a detailed discussion of each component of executive compensation.

The Chief Executive Officer (with the assistance of the Vice President, Human Resources) recommends compensation for named executive officers (other than the CEO and Chairman positions). The CEO presents these recommendations to the Committee. The CEO’s and Chairman’s compensation packages are determined by the Committee in consultation with Towers Perrin and are approved by independent members of the Board during executive session.

The Company’s Human Resources Department, assisted by Towers Perrin, periodically reviews and summarizes published survey and proxy data related to media industry companies (in 2007, over 100 companies were included in the survey). The Committee uses the survey as a guideline for each element of compensation. Base salaries, annual incentives, and long-term incentive grants typically fall within the 51st and 75th percentile of the survey data. The Company does provide compensation above or below this range by considering the executive’s responsibilities, management level, experience and performance.

Specific Components of the Executive Compensation Program

Base Salary

The Company believes individual performance can have a significant impact on overall Company results. Therefore, the Company considers individual performance, along with the factors below, when determining base salary:

•	Company performance,

•	management level and experience,

•	market salary data, and

•	internal pay equity.

CEO Compensation

On July 1, 2005, Marshall N. Morton assumed the responsibilities of the Company’s Chief Executive Officer from J. Stewart Bryan III, pursuant to an established transition plan; he was formerly Vice Chairman and Chief Financial Officer. Mr. Bryan continues to serve as Chairman of the Board.

The Committee carefully considered the effect of the transition on CEO compensation. The Committee reviewed studies conducted by Towers Perrin, both with respect to CEO compensation at peer companies (as described earlier), and other companies (approximately 15) that had experienced similar transitions. The Committee then determined and recommended to the Board that only compensation level adjustments rather than structural changes were necessary in connection with this transition. Taking the first step, the Board adopted a July 1, 2005, increase in Mr. Morton’s base salary. At the beginning of 2006, the Board reduced Mr. Bryan’s annual base salary and annual and long-term incentive award percentages and increased Mr. Morton’s annual and long-term incentive award percentages. Effective January 1, 2007, the Board again reduced Mr. Bryan’s annual base salary and increased Mr. Morton’s annual base salary. Effective January 1, 2008, Mr. Bryan’s annual base salary was reduced further. Mr. Morton did not receive an increase in his annual base salary for 2008. As discussed below, because pre-established performance targets were not achieved, Mr. Morton received no incentive payout for 2007, as also was the case for all of the Company’s officers and senior managers.

Annual Incentive Plan Awards

At the beginning of each measurement year, individual incentive award targets and performance goals are established. Cash awards are paid based on the accomplishment of these goals.

Award targets for each named executive officer are based on a percentage of the individual’s base salary. Performance goals are based on a return-on-asset ratio, calculated as operating profit divided by assigned assets. These goals are established for each division and for the Company as a whole. The return-on-asset performance goal is generally set higher than budgeted performance in order to encourage participants to exceed expectations. Typically, no incentive awards are paid to executive officers until an aggregate Company cash flow threshold (88% of budgeted cash flow for 2007) is achieved. The table below summarizes the relationship between performance goal attainment and the relative payout of the targeted incentive award at both the Company and division levels:

Performance Goal Attainment	Company Level Payout	Division Level Payout
Less than 80%	0% of targeted incentive award	0% of targeted incentive award
80 - 100%	50% - 100% of targeted incentive award	50% - 100% of targeted incentive award
100% - 120%	100% - 200% of targeted incentive award	100% - 160% of targeted incentive award
120% - 150%	200% of targeted incentive award	160% - 250% of targeted incentive award
More than 150%	200% of targeted incentive award	250% of targeted incentive award

Performance goal attainment for all division presidents (including H. Graham Woodlief, Jr., Publishing Division President) is based 80% on divisional performance and 20% on total Company performance. Performance goal attainment for the remaining named executive officers is based entirely on total Company performance.

At its January 2008 meeting, the Compensation Committee determined that neither the cash flow threshold nor the performance goals had been attained for fiscal 2007, and thus none of the named executive officers received an annual incentive payout. The table below summarizes the 2007 performance goal, 2007 actual performance, and the percentage attainment of the performance goal, at both the total Company and Publishing Division levels:

	A	B	= B / A
Level	Performance Goal (Return-on-Assets)	Actual Performance (Return-on-Assets)	Performance Goal Attainment
Company	27%	19%	70%
Publishing Division	40%	30%	75%

Over the past five years, performance goal attainment for the named executive officers has been within a range of 70% to 102% while the payouts to the named executive officers have been within a range of 0% to 110% of the targeted incentive award. Performance goals for 2008 were established using a methodology similar to that used in previous years.

Long-Term Incentive Plan Awards

A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term earnings-per-share (EPS) growth targets. Awards have historically been made in the form of stock options vesting over a three-year period and Performance-Accelerated

Restricted Stock (PARS). PARS awards are subject to ten-year restrictions on sale that could be lifted earlier if pre-established EPS growth targets are met. These targets are discussed below. The relative value of a given award at the end of a measurement period has been heavily dependent on the growth in value of the common stock of the Company over the period during which vesting occurs. The vesting and ten-year trading restrictions have encouraged eligible employees to remain in the employ of the Company.

The fair value of PARS, at the date of the grant, was used to determine the number of shares to be granted to deliver 60% (80% for awards granted in 2008) of the overall long-term incentive value. A pricing model was used to determine the number of options to be granted to deliver 40% (20% for awards granted in 2008) of the overall long-term incentive value. Similar to the Annual Incentive Plan, the target value of equity awards granted to each named executive officer was based on a percentage of the individual’s base salary.

At the Company’s April 27, 2006, Annual Meeting, Stockholders declined to approve amendments to the Media General, Inc. Long-Term Incentive Plan, that, among other things, would have reserved additional shares of Class A Common Stock available for awards under that Plan. On January 31, 2007, at the recommendation of the Committee, the Board adopted and approved the Stock Appreciation Rights Plan (SARs Plan), which had been developed with the assistance of Towers Perrin. The SARs Plan was designed to maintain, to the greatest extent possible, the same long-term compensation objectives described above for 2007. The Board adopted the SARs Plan on January 31, 2007, on the recommendation of the Committee, and approved grants of individual awards thereunder. No stock options or PARS were granted to the named executive officers in 2007.

Stockholders subsequently approved an amended Long-Term Incentive Plan at the Company’s April 26, 2007, Annual Meeting that reserved additional shares of Class A Common Stock for awards under the Plan. On January 29, 2008, the Committee resumed the practice of granting stock options and PARS.

A general description of each long-term incentive award follows:

PARS. Awards have historically been granted in odd-numbered years (however, no PARS were issued in 2007). As indicated above, grants of PARS resumed in 2008 with plans now to issue PARS in even-numbered years. Restrictions on PARS awards lapse in ten years but can lapse on an accelerated basis if any of the pre-established EPS growth targets are met. Compound EPS growth targets are established at the time of grant for three, five and seven years. The growth targets for early lapse of restrictions of the PARS grants currently outstanding are as follows:

Number of Years	Compound EPS Growth Target
3	15%
5	10%
7	7%

At the discretion of the Committee, the calculation of EPS excludes the impact of certain accounting changes and gains or losses on sales of significant assets. The executive must remain with the Company for the specified period of time. The realized value from the grant is tied to the Company’s stock price. PARS awards entitle executives to receive dividends on the shares.

Stock Options. A stock option allows the executive to be rewarded as the Company’s stock price increases above the price of the award at the time it was granted. Vesting of stock options granted to the named executive officers generally occurs annually over a three-year period.

SARs. Similar to a stock option, a SAR provides the grantee the ability to derive benefit from appreciation in the value of the Company’s Class A Common Stock. However, SARs are settled in cash rather than stock. The amount realized upon exercise of a SAR is the difference between the fair market value of Class A Common Stock on the date of grant and the fair market value of Class A Common Stock on the date of exercise, subject to a maximum increase in value of 100%. Vesting of SARs granted to the named executive officers generally occurs annually over a three-year period.

Pension and Other Retirement Benefits

Qualified and non-qualified retirement plans, as well as an executive life insurance program, are designed to provide retirement income to executives (and their beneficiaries) who have contributed to the long-term success of the Company. Qualified retirement plans (i.e., Media General Advantage Retirement Plan and 401(k) Plan) are generally available to a broad range of employees, including named executive officers. Non-qualified retirement plans (i.e., Supplemental Executive Retirement Plan, 1985 Deferred Compensation Plan, Deferred Compensation Plan and Supplemental 401(k) Plan) are generally designed to provide benefits where federal benefit and compensation limitations would adversely affect the executive’s ability to fully participate in the qualified retirement plans. Each qualified and non-qualified plan is described more fully in the narrative discussion following the Pension and Non-qualified Deferred Compensation tables.

The Company has not entered into any employment, severance or termination payment agreements with any of the named executive officers.

Perquisites and Other Personal Benefits

While not a material component of the Company’s executive compensation programs, the Company does provide its named executive officers a limited number of perquisites as described below:

•

Executive officers are provided Company-owned automobiles. While the officer is not prohibited from using the automobile for non-business purposes, he or she is responsible for paying the associated income taxes.

•	The Company pays for the cost of certain club memberships primarily to facilitate business relationships.

•

Spouses may, on a limited basis, accompany the executive officer when traveling to certain industry conferences and other business-related functions. Reasonable expenses related to such travel are reimbursed.

•

The Company offers tax preparation and financial planning services to its executive officers to reduce the amount of time and attention that the officer must devote to such activities and to ensure that the officer’s tax returns comply with IRS regulations. The services are considered taxable to the officer, and the officer pays the associated income taxes.

•	Annual physical examination costs are reimbursed as part of the Company’s overall health benefit package for senior management.

•

Home security services are offered in order to provide mutual protection to the executive officer and the Company. The services are considered personal income for which the officer pays the associated income taxes.

•	The Company leases stadium boxes primarily to entertain certain customers, vendors and their spouses; the presence of spouses and other family members of officers is not prohibited.

Executive officers are also permitted, on a limited basis, to use the Company’s aircraft for personal travel. Additionally, the Company’s Chief Operating Officer, who is also a licensed pilot, is reimbursed for reasonable costs incurred when he flies his personal aircraft to business-related functions.

Timing of Equity-Based Compensation Awards

Until 2007, PARS awards were granted in January of odd-numbered years, and stock options were typically granted in January each year at the Committee’s meeting which occurred on the day the Company released earnings for the previous year. Grants were made during the same meeting at which the Committee determined all elements of officers’ compensation for the year, except salary (which was and is determined at the Committee’s November meeting). Equity awards were based on an average of the high and low stock prices on the day of the grant. Awards under the SARs Plan were made at the Committee’s January 2007 meeting. SARs awards were based on the closing price on the day of grant.

The Committee granted stock options and PARS at its January 29, 2008, meeting. These awards were based on the closing price on the day of grant.

Stock Ownership Guidelines

The Company believes ownership of stock aligns executives’ interests with those of the stockholders and signals executives’ continued commitment to the Company. As such, the Company has the following stock retention and ownership guidelines for select executives, including the named executive officers:

On exercise of stock options or upon the release of restrictions on PARS, after shares have been sold to cover the cost of exercise and any taxes due, executives in the groups mentioned above are strongly encouraged to retain at least 50% of the remaining shares. Upon exercise of a SAR and payment of the applicable income taxes, the same executives are strongly encouraged to use at least 50% of the remaining proceeds to purchase (and retain) shares of Class A Common Stock from the Company.

Accounting and Tax Issue Effects on Executive Compensation

Accounting and tax issues are explicitly considered in setting compensation policies, especially with regard to the Company’s choice of long-term incentive types. The Company chooses to grant stock options and PARS due in part to the fixed plan accounting treatment prescribed by Financial Accounting Standards Board Statement No. 123R, Share-Based Payment, (FAS 123R) for those awards. For both vehicles, the expense per share granted is substantially fixed at grant although actual forfeitures that differ from estimates can cause adjustment. The Company’s performance relative to the pre-set EPS targets under the PARS plan is reviewed each reporting period. Any necessary adjustments are recognized prospectively, based on the remaining term over which the restrictions are expected to lapse. In addition to the impact accounting treatment has had in the selection of long-term incentive types, the Company also regularly quantifies the overall expense arising from the compensation program.

SARs awards are also subject to FAS 123R but because the awards are settled in cash, compensation expense is adjusted each quarter to reflect the current fair value of the awards. Although the expense is variable, the Committee elected to maintain (for 2007) the long-term incentive objectives historically offered by stock options and PARS.

With regard to policies on IRS limits (Section 162(m)) on the deductibility of compensation, the Committee generally seeks to maximize the deductibility of compensation paid to executive officers. However, it also recognizes that the payment of compensation that cannot be deductible because of the application of 162(m) may at times be in the best interests of the Company and therefore the Committee maintains flexibility to make compensation awards that are non-deductible.

In November 2007 and January 2008, the Committee approved amendments, generally effective January 1, 2008, to several compensation plans (including the non-qualified retirement plans) in which the Company’s named executive officers participate. The amendments were adopted primarily to facilitate compliance with the requirements of the final and transition regulations regarding deferred compensation promulgated under Section 409A of the Internal Revenue Code and/or to clarify certain plan provisions. The new amendments primarily address the form and timing of distribution elections. Those amendments that may materially affect the named executive officers are described further in the tables that follow.

Summary Compensation Table

The following table sets forth total compensation for 2007 and 2006 for the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers. Please note, as described in the footnotes below, that total compensation includes equity-based compensation (i.e., stock awards and option awards) and certain compensation paid in-kind (e.g., certain perquisites). Therefore, total compensation does not reflect the amount of cash compensation received by the named executive officer during the year.

Name and Principal Position	Year	Salary (1)	Stock Awards (PARS) (2)	Option Awards (Stock Options and SARs) (3)	Non-Equity Incentive Plan Compensation (Annual Incentive Plan) (1)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
J. Stewart Bryan III,	2007	$585,000	$742,652	$17,328	$—	$74,260	$582,893	$2,002,133
Chairman	2006	730,000	828,213	397,791	324,332	242,345	642,541	3,165,222
Marshall N. Morton,	2007	925,000	434,606	349,220	—	808,933	276,377	2,794,136
President and	2006	785,000	497,694	317,919	475,592	886,406	319,503	3,282,114
Chief Executive Officer
O. Reid Ashe, Jr.,	2007	550,000	326,525	132,309	—	376,903	163,575	1,549,312
Executive Vice	2006	550,000	380,335	396,338	199,931	816,770	178,815	2,522,189
President and Chief
Operating Officer
H. Graham Woodlief, Jr.,	2007	530,000	205,311	140,555	—	305,257	137,886	1,319,009
Vice President	2006	510,000	233,556	126,827	171,051	528,250	149,962	1,719,646
John A. Schauss,	2007	380,000	70,902	88,402	—	168,935	98,417	806,656
Vice President-Finance	2006	344,000	84,097	110,060	97,259	148,233	94,558	878,207
and Chief Financial
Officer

(1)	As indicated in the Non-qualified Deferred Compensation Table, certain amounts included in the Salary and Non-Equity Incentive Plan Compensation columns were deferred.
(2)	Stock awards represent the value of shares expensed pursuant to Financial Accounting Standards Board Statement 123(R), Shared-Based Payment (FAS 123R) during the year under the Performance-Accelerated Restricted Stock (PARS) program. Reference is also made to page 44 of the 2007 Annual Report to Stockholders, which is incorporated herein by reference, for the grant date fair values of unvested shares used in determining aggregate compensation cost.
(3)	Option awards represent the annual compensation cost of stock options and Stock Appreciation Rights (SARs), exclusive of estimated forfeitures, determined in accordance with FAS 123R. Reference is also made to pages 42-43 of the 2007 Annual Report to Stockholders, which is incorporated herein by reference, for assumptions made in the valuation of stock options and SARs.
(4)	The amount disclosed under this column for 2007 consists of the following:

Name	Above-Market Amounts Earned on Non-qualified Deferred Compensation During the Fiscal Year	Change in Present Value of Accumulated Benefits under Retirement Plan	Change in Present Value of Accumulated Benefits under Supplemental Retirement Plan (a)	Total
J. Stewart Bryan III	$17,893	($54,807)	$111,174	$74,260
Marshall N. Morton	—	15,739	793,194	808,933
O. Reid Ashe, Jr.	—	6,283	370,620	376,903
H. Graham Woodlief, Jr.	11,222	34,444	259,591	305,257
John A. Schauss	—	(30)	168,965	168,935

(a)	Mr. Bryan’s change in present value of accumulated benefits under the Supplemental Retirement Plan excludes the decrease due to his in-service distribution of $297,558 in 2007.

(5)	The amounts disclosed under this column for the most recent fiscal year (2007) consist of the following:

Name	Annual Company Contributions to Qualified and Non-qualified Defined Contribution Plans	Dollar Value of Insurance Premiums Paid by the Company With Respect to Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Tax Gross Up Associated with Variable Universal Life Insurance for the Benefit of the Named Executive Officer	Perquisites	Total
J. Stewart Bryan III	$11,250	$337,910	$233,733	$—	$582,893
Marshall N. Morton	56,250	118,000	81,623	20,504	276,377
O. Reid Ashe, Jr.	38,367	38,300	26,492	60,416	163,575
H. Graham Woodlief, Jr.	36,062	47,550	32,893	21,381	137,886
John A. Schauss	24,474	37,600	26,010	10,333	98,417

Perquisites for Mr. Bryan were less than $10,000 in aggregate and thus are excluded from his total compensation. Perquisites include the incremental cost to the Company, for Mr. Morton, Mr. Ashe, Mr. Woodlief and Mr. Schauss of the personal usage of Company-owned automobiles. The Company paid for the cost of certain club memberships for Mr. Morton, Mr. Ashe, Mr. Woodlief and Mr. Schauss. In addition, Mr. Morton, Mr. Ashe and Mr. Woodlief were reimbursed for spousal travel costs on certain business trips. The Company also paid for tax preparation and financial planning services for Mr. Morton, Mr. Ashe and Mr. Woodlief and annual physical examination costs for Mr. Ashe and Mr. Woodlief. Mr. Ashe was reimbursed for costs ($42,981) incurred when he utilized his personal aircraft for business purposes. The Company reimbursed Mr. Morton and Mr. Woodlief for the cost of home security services. Perquisites for Mr. Morton and Mr. Woodlief include the ascribed value of tickets and refreshments related to usage of Company-leased stadium boxes.

Grants of Plan-Based Awards Table

The following table sets forth information regarding grants of annual incentive awards and SARs for 2007 for each named executive officer.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Annual Incentive Plan)			All Other Option Awards: Number of Securities Underlying Options (SARs) (#)	Exercise or Base Price of Option Awards (SARs)	Grant Date Fair Value of Option Awards (SARs)
		Threshold	Target	Maximum
J. Stewart Bryan III	1/31/2007	$102,375	$204,750	$409,500
	1/31/2007				30,400	$40.01	$267,216
Marshall N. Morton	1/31/2007	346,875	693,750	1,387,500
	1/31/2007				96,100	40.01	844,719
O. Reid Ashe, Jr.	1/31/2007	123,750	247,500	495,000
	1/31/2007				30,900	40.01	271,611
H. Graham Woodlief, Jr.	1/31/2007	119,250	238,500	596,250
	1/31/2007				26,400	40.01	232,056
John A. Schauss	1/31/2007	85,500	171,000	342,000
	1/31/2007				15,800	40.01	138,882

Annual Incentive Plan Awards

Annual incentive payouts are based on performance goals established by the Compensation Committee each January with a minimum attainment of at least 80% of the performance goal (the “Threshold”) to trigger any payout and a maximum possible payout at 120% of the performance goal (150% of the performance goal for Mr. Woodlief). No incentive awards are paid until an aggregate corporate cash flow threshold (which is reset annually) is attained. As discussed above, no annual incentive payouts were paid to executive officers for 2007.

Executive officers who terminate employment or who are terminated by the Company prior to the end of the fiscal year are not eligible to receive an annual incentive payout for that fiscal year. Executive officers who retire and are at least 55 years of age, with five years of service, are typically eligible to receive a prorated annual incentive based on the full year’s targeted attainment results; the same provision is applicable in the event of death or disability.

Stock Appreciation Rights Awards

All Other Option Awards represent the number of SARs granted in 2007. A SAR, which is settled in cash, provides the grantee the ability to derive benefit from appreciation in the value of the Company’s Class A Stock. The amount realized upon exercise of a SAR is the difference between the fair market value of Class A Stock on the date of grant and the fair market value of Class A Stock on the date of exercise, subject to a maximum increase in value (100% for awards granted in 2007). SARs vest ratably over a three-year period from the date of grant and have a maximum five-year term. SARs vest immediately upon the grantee’s death or disability during employment or upon retirement after age 63 with 10 years of service provided that the grantee is employed on December 31 of the year in which the SAR was granted. Upon termination of employment, the grantee has up to 12 months thereafter to exercise any vested SAR.

The exercise price of a SAR is the closing price of Class A Stock on the date of grant. In 2007, the grant date occurred on the day of the Compensation Committee and Board meetings, which coincided with the day the Company released its fourth-quarter and full-year earnings.

Outstanding Equity Awards Table

The following table provides a detail of outstanding stock options, SARs and PARS awards for each named executive officer as of December 30, 2007.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (3)	Market Value of Shares or Units of Stock that Have Not Vested as of 12/30/07 ($)
J. Stewart Bryan III	8/21/1987	12,000	—	$46.5000	(2)
	11/17/1989	15,000	—	32.5000	(2)
	1/28/1998	14,400	—	46.3750	1/28/2008
	1/28/1999	15,300	—	47.9062	1/28/2009
	(PARS) 1/28/1999					24,200	$500,698
	1/27/2000	29,900	—	52.0625	1/27/2010
	1/30/2001	38,100	—	51.4050	1/30/2011
	(PARS) 1/30/2001					50,000	1,034,500
	12/31/2001	8,900	—	50.4150	12/31/2011
	1/31/2002	39,600	—	50.3550	1/31/2012
	1/29/2003	35,100	—	56.0250	1/29/2013
	(PARS) 1/29/2003					45,500	941,395
	1/28/2004	31,400	—	63.2300	1/28/2014
	1/27/2005	22,267	11,133	63.1800	1/27/2015
	(PARS) 1/27/2005					41,500	858,635
	1/26/2006	8,100	16,200	49.6600	1/26/2016
	(SARs) 1/31/2007	—	30,400	40.0100	1/31/2012
Marshall N. Morton	11/17/1989	8,000	—	$32.5000	(2)
	1/28/1998	5,800	—	46.3750	1/28/2008
	1/28/1999	6,200	—	47.9062	1/28/2009
	(PARS) 1/28/1999					9,800	202,762
	1/27/2000	8,700	—	52.0625	1/27/2010
	1/30/2001	11,400	—	51.4050	1/30/2011
	(PARS) 1/30/2001					15,600	322,764
	12/31/2001	5,400	—	50.4150	12/31/2011
	1/31/2002	12,500	—	50.3550	1/31/2012
	1/29/2003	22,800	—	56.0250	1/29/2013
	(PARS) 1/29/2003					29,600	612,424
	1/28/2004	22,100	—	63.2300	1/28/2014
	1/27/2005	16,467	8,233	63.1800	1/27/2015
	(PARS) 1/27/2005					30,600	633,114
	1/26/2006	17,434	34,866	49.6600	1/26/2016
	(SARs) 1/31/2007	—	96,100	40.0100	1/31/2012
O. Reid Ashe, Jr.	1/28/1998	2,200	—	46.3750	1/28/2008
	1/28/1999	2,300	—	47.9062	1/28/2009
	(PARS) 1/28/1999					3,700	76,553
	1/27/2000	3,100	—	52.0625	1/27/2010
	1/30/2001	4,100	—	51.4050	1/30/2011
	(PARS) 1/30/2001					5,600	115,864
	12/31/2001	4,300	—	50.4150	12/31/2011
	1/31/2002	8,200	—	50.3550	1/31/2012
	1/29/2003	18,800	—	56.0250	1/29/2013
	(PARS) 1/29/2003					24,400	504,836
	1/28/2004	19,200	—	63.2300	1/28/2014
	1/27/2005	14,000	7,000	63.1800	1/27/2015
	(PARS) 1/27/2005					26,100	540,009
	1/26/2006	7,800	15,600	49.6600	1/26/2016
	(SARs) 1/31/2007	—	30,900	40.0100	1/31/2012

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (3)	Market Value of Shares or Units of Stock that Have Not Vested as of 12/30/07 ($)
H. Graham Woodlief, Jr.	8/21/1987	3,000	—	$46.5000	(2)
	1/28/1998	3,400	—	46.3750	1/28/2008
	1/28/1999	3,900	—	47.9062	1/28/2009
	(PARS) 1/28/1999					6,200	$128,278
	1/27/2000	4,900	—	52.0625	1/27/2010
	1/30/2001	6,500	—	51.4050	1/30/2011
	(PARS) 1/30/2001					8,800	182,072
	12/31/2001	4,000	—	50.4150	12/31/2011
	1/31/2002	7,100	—	50.3550	1/31/2012
	1/29/2003	10,000	—	56.0250	1/29/2013
	(PARS) 1/29/2003					13,000	268,970
	1/28/2004	9,600	—	63.2300	1/28/2014
	1/27/2005	7,333	3,667	63.1800	1/27/2015
	(PARS) 1/27/2005					13,700	283,453
	1/26/2006	5,434	10,866	49.6600	1/26/2016
	(SARs) 1/31/2007	—	26,400	40.0100	1/31/2012
John A. Schauss	1/30/2001	1,466	—	$51.4050	1/30/2011
	(PARS) 1/30/2001					3,000	62,070
	1/31/2002	1,800	—	50.3550	1/31/2012
	1/29/2003	2,800	—	56.0250	1/29/2013
	(PARS) 1/29/2003					3,600	74,484
	1/28/2004	2,900	—	63.2300	1/28/2014
	1/27/2005	3,467	1,733	63.1800	1/27/2015
	(PARS) 1/27/2005					6,400	132,416
	1/26/2006	3,067	6,133	49.6600	1/26/2016
	(SARs) 1/31/2007	—	15,800	40.0100	1/31/2012

(1)	The unexercisable options awarded on 1/27/05 vest on 1/27/08; the unexercisable options awarded on 1/26/06 vest evenly on 1/26/08 and 1/26/09; one-third of the SARs awarded on 1/31/07 vest on 1/31/08, one-third vest on 1/31/09, and one-third vest on 1/31/10.
(2)	These options are exercisable during the continued employment of the optionee and for a three-year period thereafter.
(3)	Restrictions on PARS awards granted on 1/28/1999 automatically lapse on 1/28/2009; restrictions on stock awards granted on 1/30/2001 automatically lapse on 1/30/2011; restrictions on stock awards granted on 1/29/2003 automatically lapse on 1/29/2013; restrictions on stock awards granted on 1/27/2005 automatically lapse on 1/27/2015. If certain pre-established earnings per share targets are achieved vesting may accelerate to either a three, five or seven year period. PARS recipients are entitled to all the ownership rights of other Class A Stockholders including dividends. However, PARS cannot be sold or traded, and the ownership reverts to the Company upon termination of employment. Upon death or disability, or upon retirement after attaining age 63, executive officers vest in a pro-rata portion of the shares awarded.

Option Exercises and Stock Vested Table

The following table provides information with respect to stock options exercised during fiscal 2007.

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
J. Stewart Bryan III	—	$—
Marshall N. Morton	—	—
O. Reid Ashe, Jr.	1,600	9,433
H. Graham Woodlief, Jr.	—	—
John A. Schauss	—	—

Pension Benefits Table

The following table provides information regarding estimated pension benefits for each of the named executive officers as of and for the fiscal year ended December 30, 2007. For purposes of calculating the present value of accumulated benefits in the table below, the normal retirement age (the age at which the participant is eligible for unreduced benefits) is 65 for the Media General Advantage Retirement Plan and 63 for the Supplemental Retirement Plan. Reference is made to pages 44 through 47 of the 2007 Annual Report to Stockholders, which is incorporated herein by reference, for assumptions made in valuing the pension benefits below.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
J. Stewart Bryan III	Media General Advantage Retirement Plan	41	$1,288,609	$—
	Supplemental Retirement Plan	15	3,675,251	297,558
Marshall N. Morton	Media General Advantage Retirement Plan	17	424,703	—
	Supplemental Retirement Plan	15	6,408,984	—
O. Reid Ashe, Jr.	Media General Advantage Retirement Plan	10	202,330	—
	Supplemental Retirement Plan	11	3,736,445	—
H. Graham Woodlief, Jr.	Media General Advantage Retirement Plan	42	1,151,585	—
	Supplemental Retirement Plan	15	3,285,251	—
John A. Schauss	Media General Advantage Retirement Plan	6	71,482	—
	Supplemental Retirement Plan	6	615,869	—

(1)	The maximum number of years of credited plan service under the Supplemental Retirement Plan is 15 years. Years begin to be counted following admission to the Supplemental Retirement Plan.

Media General Advantage Retirement Plan

The Media General Advantage Retirement Plan is a funded, qualified non-contributory defined benefit plan which covers substantially all full time employees hired before January 1, 2007. Employees become fully vested in plan benefits upon the earlier of completing five years of service or reaching age 65. Plan benefits begin either upon normal or late retirement after age 65 or upon early retirement after age 55 with at least ten years of service.

Each employee’s retirement benefit is based on a formula that uses average monthly compensation (salary and non-equity incentive awards), Social Security wages and years of benefit service as its key inputs. Additional years of service are not granted under the plan. The plan was frozen, effective December 31, 2006, and participants receive years of service credit through that date or their date of termination, if earlier. The total amount of compensation to be factored into the benefit payment is subject to a federal limit. Mr. Bryan is eligible to receive retirement benefits once he elects to retire.

Mr. Morton, Mr. Ashe, and Mr. Woodlief are eligible to receive early retirement benefits if they elect to retire early. Benefits for any employee who elects early retirement are calculated in a manner similar to that described above; however, the amount of benefit is reduced by a formula based on retirement age.

Married participants are paid a joint and 100% survivor annuity, with the accrued benefit paid monthly over the life of the retiree. Upon the retiree’s death, 100% of this benefit is paid monthly to the surviving spouse. Participants alternatively may elect a life-only annuity payment, fixed payments for life plus 10 years, leveling payments (which consider the effects of Social Security payments), a joint and 50% survivor annuity, a joint and 66.67% survivor annuity or, for total retirement benefit amounts under $10,000, a lump-sum payment.

Supplemental Retirement Plan

The Supplemental Retirement Plan (SERP) is an unfunded, non-qualified, non-contributory defined benefit plan which provides selected employees with the opportunity to receive a retirement benefit that may exceed the limitations of the qualified defined benefit plan. SERP participants are eligible to receive an early retirement benefit upon reaching age 55 with one year of plan service and are eligible to receive an unreduced retirement benefit upon reaching age 63 with fifteen years of plan service. The Company has not historically granted additional years of service. Mr. Morton, Mr. Ashe and Mr. Woodlief are eligible to receive reduced early retirement benefits upon retirement. As discussed below, Mr. Bryan is currently receiving benefits.

The SERP benefit is based on a formula that uses average annual compensation (salary and non-equity incentive awards) for the five calendar years during which compensation was highest together with years of plan service as its key inputs. The minimum possible benefit, for participants age 55 with one year of plan service, is 2.5% of average annual compensation. Plan participants age 63 with 15 years of plan service receive a maximum combined benefit under the SERP and qualified pension plan which is equal to 55% of the participant’s average annual compensation.

If a plan participant becomes disabled and is unable to return to work for an indefinite period of time, the participant becomes eligible to receive a supplemental benefit. The benefit is determined as the excess of the employee’s base salary and incentive award (adjusted for Social Security benefits) over any other compensation, including self-employment income, received by the employee.

After retirement, SERP participants are prohibited from engaging in any business that is in competition with the Company’s business, without the written consent of the Company. Accrued benefits for participants who violate this non-compete clause are subject to forfeiture.

Prior to January 1, 2005, participants were permitted to elect receipt of an in-service distribution calculated as the lump sum present value of the accrued benefit earned prior to January 1, 2005. Participants who elected this option received 35% of the benefit immediately after making the election and the remaining benefit as a life annuity that began in January of the second year following the first payment. Mr. Bryan received an in-service distribution of $297,558 in 2007 based on an election made prior to January 1, 2005. Participants are no longer eligible to elect in-service distributions.

Upon retirement, married participants receive an annuity benefit whereby the accrued benefit is paid monthly over the lifetime of the employee. Upon death, the plan participant’s spouse continues to receive a lower monthly benefit. Participants may also irrevocably elect to receive a reduced benefit in exchange for at least 120 monthly benefit payments to the employee and spouse. The present value of an unmarried participant’s death benefit is payable in a lump-sum to the participant’s estate if he or she was an employee at the time of death.

Non-qualified Deferred Compensation Table

The following table summarizes, for each named executive officer, the activity during the last fiscal year related to the Company’s non-qualified deferred compensation plans.

Name	Plan Name	Executive Contributions in 2007 ($) (2)	Registrant Contributions in 2007 ($) (2)	Aggregate Earnings in 2007 ($) (3)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/30/07 ($) (4)
J. Stewart Bryan III	1985 Deferred Compensation Plan (1)	$—	$—	$23,081	$—	$268,534
	Supplemental 401(k) Plan	—	—	(501,470)	—	722,803
Marshall N. Morton	Deferred Compensation Plan	237,796	—	128,012	—	2,570,031
	Supplemental 401(k) Plan	45,000	45,000	(264,826)	—	408,008
O. Reid Ashe, Jr.	Deferred Compensation Plan	—	—	29,387	(479,570)	420,245
	Supplemental 401(k) Plan	29,000	27,117	(91,161)	—	148,787
H. Graham Woodlief, Jr.	1985 Deferred Compensation Plan (1)	—	—	14,689	—	88,134
	Deferred Compensation Plan	—	—	14,869	—	414,809
	Supplemental 401(k) Plan	25,370	24,812	(112,239)	—	178,121
John A. Schauss	Deferred Compensation Plan	—	—	5,510	—	123,724
	Supplemental 401(k) Plan	19,000	13,224	(33,616)	—	54,811

(1)	The aggregate balance represents the post-retirement benefit from the 1985 Deferred Compensation Plan which vests at age 65. Mr. Bryan is fully vested in his balance but Mr. Woodlief’s balance is unvested.
(2)	Amounts reported as executive contributions are included in the salary and non-equity incentive compensation columns of the Summary Compensation Table for each executive. Amounts reported as registrant contributions are included in the all other compensation column of the Summary Compensation Table for each executive.
(3)	Aggregate earnings represent interest and dividends earned as well as unrealized gains and losses. Aggregate earnings include $17,893 for Mr. Bryan and $11,222 for Mr. Woodlief in above-market earnings which were reflected in the Summary Compensation Table.

(4)	The aggregate balance at December 30, 2007 includes amounts reported in the Summary Compensation Table for 2006 as follows:

Name	Plan Name	Amounts Included in 2006 Total Compensation
J. Stewart Bryan III	1985 Deferred Compensation Plan	$18,231
	Supplemental 401(k) Plan	82,459
Marshall N. Morton	Deferred Compensation Plan	413,070
	Supplemental 401(k) Plan	81,225
O. Reid Ashe, Jr.	Supplemental 401(k) Plan	48,000
H. Graham Woodlief, Jr.	1985 Deferred Compensation Plan	9,243
	Supplemental 401(k) Plan	39,800
John A. Schauss	Deferred Compensation Plan	15,800
	Supplemental 401(k) Plan	18,584

1985 Deferred Compensation Plan

The 1985 Deferred Compensation Plan permitted certain executives to defer a portion of their base salary for 1985 only. Mr. Bryan and Mr. Woodlief deferred $25,000 and $10,000, respectively. Beginning on January 1, 1992, the participating executives received four annual installment payments, each of which equaled the amount deferred.

The plan, which is supported by insurance policies purchased at its inception, accrues interest at rates of 21% (Mr. Bryan) and 20% (Mr. Woodlief). If a participant remains employed through age 65, the Company pays an accrued benefit in fifteen substantially equal installments beginning on the date of retirement. Mr. Bryan is currently eligible to receive benefits upon his retirement while Mr. Woodlief will become vested when he reaches age 65.

If a participant dies after age 65, the Company continues to pay the benefit to the designated beneficiary. Accrued benefits are forfeited if the participant terminates for any reason prior to age 65, if the participant is terminated for cause after age 65, or if the participant violates a non-compete clause.

Deferred Compensation Plan

Generally, participants in the Deferred Compensation Plan are employees who earn amounts over certain qualified plan limits. Participants can elect to defer, on a pre-tax basis, up to 80% of their annual salary and up to 100% of their non-equity incentive awards and earn a tax-deferred return on these amounts. Elections to defer salary and non-equity incentive awards must be made in the year prior to the year the compensation is earned.

Employees who participate can select from a combination of eight “phantom” equity and bond funds. These funds had returns ranging from approximately -2% to 10% during 2007. Unlike a 401(k) plan, the obligation resides with the Company and earnings are credited to each participant’s account based on hypothetical rather than actual investment activity. Prior to 1999, participants had the option to participate in a variable interest account which earned income based on the same interest rate applicable to the Company’s long-term borrowings. While this fund choice no longer exists for current deferrals, some participants continue to maintain a portion of their balance in this account. Investment choices can be changed at any time; however, no amounts can be transferred into the variable interest account.

The allowable methods of distribution, which must be elected prior to or at the time of the deferral, are summarized below:

•

Retirement or death after retirement – participants can elect to receive a lump sum or annual payments of up to 20 years upon normal retirement at age 65 or early retirement at age 55 with 5 years of service. In case of death, the designated beneficiary will receive any remaining annual payments.

•	Termination of employment, disability, or death prior to retirement – amounts will be paid to the participant or designated beneficiary in a lump sum or in annual payments of up to 10 years.

•

Interim distributions – participants who are actively employed and who have fulfilled the three-year waiting period can receive all or a portion of one year’s deferral plus accrued earnings provided the election was made at the time of deferral.

Mr. Ashe received an interim distribution of $479,570 in 2007.

Supplemental 401(k) Plan

The Supplemental 401(k) Plan is a non-qualified plan which permits certain executives to defer amounts that are above the federal 401(k) limit and obtain Company matching funds and earnings on those deferrals. The maximum annual amount that can be deferred into the supplemental plan is indexed to the federal maximum defined contribution level ($45,000 in 2007). At December 30, 2007, all participant account balances were invested in Media General Class A Stock held by a third-party trust. Beginning in 2008, participants over age 55 are able to invest in a range of equity and bond funds in addition to Class A Stock.

The employer matching contribution is equal to the lesser of: a) 100% of the participant’s contribution or b) 5% of the participant’s salary, non-equity incentive plan awards, and flexible credits (used for purposes of maintaining healthcare insurance and other benefits offered to all employees), minus the government’s qualified contribution earnings limit ($225,000 in 2007).

Upon termination of employment for any reason, the participant (or beneficiary) receives a distribution of Media General Class A Stock. Beginning in 2008, participants are able to select the timing of cash payment (minimum of 6 months after separation and a maximum of 10 years after separation) provided the election is made at the time of deferral or prior to December 31, 2008, for amounts previously deferred. Participants cannot receive any distributions (including loans) while actively employed.

Potential Payments Upon Termination or Change-in-Control

The Company provides no benefits to any employee, including named executive officers, in the event of a change-in-control. The Company has no agreements to provide incremental benefits to named executive officers in the event of pre-retirement termination (voluntary or involuntary). As summarized in the accompanying table, the Company maintains certain plans that require the Company to provide compensation to named executive officers of the Company in the event of retirement, death or disability; the provisions generally apply to all participants of a particular plan equally. The accompanying table excludes plans that are available generally to all salaried employees. As the named executive officers are vested in their account balances under the previously described Deferred Compensation and Supplemental 401(k) plans, reference to those plans is also excluded.

Executive Benefits and Payments Upon Specified Triggering Event	Retirement	Disability	Death
Compensation:
Performance-Accelerated Restricted Shares (PARS)	Upon retirement after age 63, a pro-rata portion of the restricted shares becomes vested.	Upon disability, a pro-rata portion of the restricted shares becomes vested.	Upon death, a pro-rata portion of the restricted shares becomes vested.
Stock Options	For grants prior to 2006, all options become fully vested upon retirement after age 55 with 10 years of service. For the 2006 grant, all options become fully vested after age 63 with 10 years of service, provided the individual is employed on December 31.	Upon disability, all options become fully vested.	Upon death, all options become fully vested.
Stock Appreciation Rights (SARs)	SARs become fully vested after age 63 with 10 years of service, provided the individual is employed on December 31.	Upon disability, all SARs become fully vested.	Upon death, all SARs become fully vested.
Annual Incentive Plan	Employees who retire (age 55 or older with at least 5 years of service) are typically eligible to receive a prorated incentive award based on the full year’s targeted attainment results.	Employees who become disabled (age 55 or older with at least 5 years of service) are typically eligible to receive a prorated incentive award based on the full year’s targeted attainment results.	Upon death, employees (age 55 or older with at least 5 years of service) are typically eligible to receive a prorated incentive award based on the full year’s targeted attainment results.
Benefits and Perquisites:
Supplemental Retirement Plan (SERP)	SERP participants are eligible to receive an unreduced retirement benefit upon reaching age 63 with fifteen years of plan service. Participants are eligible to receive an early retirement benefit upon reaching age 55 with one year of service.	If a SERP participant becomes disabled for an indefinite period of time, the participant becomes eligible to receive a supplemental benefit which effectively maintains their current compensation (salary and non-equity incentive award) during the period of disability.	A participant’s spouse receives 80 percent of the amount to which the participant was entitled, less payments due under the qualified pension plan. Unmarried participants’ estates receive a lump-sum payment if the participants were employees at the time of death.
1985 Deferred Compensation Plan	If a participant remains employed to age 65, the Company pays an accrued benefit in fifteen substantially equal installments beginning on the date of retirement.	There are no specific provisions for participants who become disabled prior to reaching age 65.	For participants who retired after age 65 or who are actively employed and age 65 and older, the Company pays the vested retirement benefit to the designated beneficiary.
Life Insurance Premiums Paid on Behalf of Officer and Associated Tax Gross Up	Retired employees (age 55 or older with 5 or more years of service) are eligible for continued Company-paid life insurance premium and tax gross-up payments until age 65. The targeted death benefit is generally equal to 150% of compensation (salary and non-equity incentive award).	For disabled employees, the targeted death benefit is generally equal to 300% of final compensation up to age 55. The targeted death benefit generally decreases to 150% of compensation between ages 55 to age 65.	For active employees who die prior to age 65, the targeted death benefit is generally equal to 300% of compensation.
Executive Tax Preparation and Financial Planning	Retiring participants age 55 or older are eligible for coverage in the tax year of retirement as well as the tax year immediately following the year of retirement. Effective January 1, 2008, participants are no longer eligible for retirement benefits under this plan.	There are no specific provisions for participants who become disabled prior to reaching age 55.	A participant’s surviving spouse is eligible to be covered in the tax year of the participant’s death as well as the tax year immediately following the year of participant’s death (provided the participant is age 55 or older). Effective January 1, 2008, this coverage is no longer applicable.

If retirement, disability, or death had occurred as of December 30, 2007, Mr. Bryan or his estate would immediately vest in 90,637 PARS with a market value of $1,875,280. He or his estate would also immediately vest in an additional 27,333 stock options and 30,400 SARs, which have an intrinsic value of $0. He is currently eligible to receive a total of $406,650 spread over fifteen annual installment payments following retirement pursuant to the 1985 Deferred Compensation Plan, which is subject to a non-compete provision. Mr. Bryan, or his spouse, would continue to be eligible for income tax preparation and financial planning services related to 2007 and 2008, upon either retirement or death.

If disability or death had occurred as of December 30, 2007, Mr. Morton or his estate would immediately vest in 43,007 PARS with a market value of $889,814. He or his estate would also immediately vest in an additional 43,099 stock options and 96,100 SARs, which have an intrinsic value of $0; if retirement had occurred as of December 30, 2007, Mr. Morton would immediately vest in an additional 8,233 stock options, which have an intrinsic value of $0. Upon retirement, the Company would continue to pay life insurance premiums and the related tax gross-up of approximately $200,000 per year on Mr. Morton’s behalf through age 65. Mr. Morton, or his spouse, would continue to be eligible for income tax preparation and financial planning services related to 2007 and 2008, upon either retirement or death.

If disability or death had occurred as of December 30, 2007, Mr. Ashe or his estate would immediately vest in 26,782 PARS with a market value of $554,120. He or his estate would also immediately vest in an additional 22,600 stock options and 30,900 SARs, which have an intrinsic value of $0; if retirement had occurred as of December 30, 2007, Mr. Ashe would immediately vest in an additional 7,000 stock options, which have an intrinsic value of $0. Upon retirement, the Company would continue to pay life insurance premiums and the related tax gross-up of approximately $65,000 per year on Mr. Ashe’s behalf through age 65. Mr. Ashe, or his spouse, would continue to be eligible for income tax preparation and financial planning services related to 2007 and 2008, upon either retirement or death.

If disability or death had occurred as of December 30, 2007, Mr. Woodlief or his estate would immediately vest in 22,003 PARS with a market value of $455,242. He or his estate would also immediately vest in an additional 14,533 stock options and 26,400 SARs, which have an intrinsic value of $0; if retirement had occurred as of December 30, 2007, Mr. Woodlief would immediately vest in an additional 3,667 stock options, which have an intrinsic value of $0. Upon retirement, the Company would continue to pay life insurance premiums and the related tax gross-up of approximately $80,000 per year on Mr. Woodlief’s behalf through age 65. Mr. Woodlief, or his spouse, would continue to be eligible for income tax preparation and financial planning services related to 2007 and 2008, upon either retirement or death.

If disability or death had occurred as of December 30, 2007, Mr. Schauss, or his estate would immediately vest in 5,712 PARS with a market value of $118,181. He or his estate would also immediately vest in an additional 7,866 stock options and 15,800 SARs, which have an intrinsic value of $0.

If disabled, in addition to the benefits described above, each named executive officer is eligible to receive a supplemental benefit pursuant to the SERP plan which would effectively maintain their current compensation level (salary and non-equity incentive award) during the period of disability but not beyond retirement age. SERP benefits are subject to a non-compete clause, as discussed previously.

The obligation to pay death benefits to the beneficiary of each named executive officer pursuant to a variable universal life insurance policy is that of the insurance company, the Company only pays the insurance premiums on behalf of the named executive officer. The table below quantifies the approximate life insurance proceeds that would be payable (by the insurance company) to the beneficiary of each named executive officer upon death as of December 30, 2007:

Named Executive Officer	Estimated Life Insurance Benefit as of December 30, 2007
J. Stewart Bryan III	$5,451,000
Marshall N. Morton	5,594,000
O. Reid Ashe, Jr.	2,427,000
H. Graham Woodlief, Jr.	2,306,000
John A. Schauss	1,653,000

DIRECTOR COMPENSATION

Overview of the Company’s Director Compensation Philosophy

The Company’s Director compensation program is designed to align the interests of Outside Directors with those of the Company’s stockholders and to provide competitive current compensation for services to the Board. The Compensation Committee, with the assistance of Towers Perrin, periodically reviews and modifies the Company’s Director compensation system to ensure that these objectives continue to be met.

Director Compensation

In 2007, each of the Outside Directors received an annual retainer of $116,000 for all scheduled Board meetings and two scheduled committee meetings. An additional $1,750 was paid for each unscheduled Board meeting and each committee meeting attended by an Outside Director beyond the two included in the retainer. Pursuant to the Media General, Inc., Director’s Deferred Compensation Plan, each Outside Director receives 50% of his or her annual compensation, including any additional meeting fees, in deferred Class A Stock units and may elect to receive the other half of his or her annual compensation either fully in cash, fully in deferred stock units, or split evenly in cash and deferred stock units. Annual deferral elections must be made prior to the calendar year in which the retainer and additional meeting fees will be earned. In 2007, as indicated below, Mrs. Cantor and Mr. Smolla elected to receive 50% of their annual compensation in cash; all other Outside Directors elected to receive all compensation in deferred stock units. The retainer and additional meeting fees are paid quarterly.

The number of Class A Stock units is determined quarterly, based on the average of the closing trading prices for the last ten trading days of the preceding calendar quarter. Participant ac-

counts are credited quarterly with amounts that are equivalent to dividends earned on Class A Stock.

Upon election to the Board, a Director selects the method of account settlement. Upon termination from the Board for any reason, the Director or beneficiary will be paid by one of the following methods: lump sum cash or common stock payment, lump sum cash or common stock payment (deferred for one year), annual cash or common stock payments ranging from two to ten years. If no election is made, the Director will receive a single common stock distribution as of the date of retirement.

Directors’ Stock Ownership Guideline

In 2005, to further align the interests of Directors and Stockholders, the Board adopted a share ownership guideline of 5,300 shares of the Company’s Class A Stock, including deferred Class A stock units. The Board recommended that this ownership guideline be attained within five years of a Director’s election to the Board.

Outside Directors’ Total Compensation

The following table sets forth the components of total compensation during 2007 for each of the Company’s Directors who had not at any time served as an employee of the Company (an Outside Director).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Diana F. Cantor	$60,625	$23,835	$—	$84,460
Charles A. Davis	—	46,950	—	46,950
Thompson L. Rankin	—	48,250	—	48,250
Rodney A. Smolla	58,875	30,022	—	88,897
Walter E. Williams	—	47,690	1,258	48,948
Coleman Wortham III	—	46,950	—	46,950

(1)	Amounts in the Stock Awards column reflect the portion of compensation cost received in Class A Stock units adjusted for the change in the fair value of the units received during 2007 and 2006. Dividend equivalents, which have been reinvested in Class A Stock units, were considered as part of the grant date fair value of Class A Stock units and thus are excluded from total compensation. The following Outside Directors elected to receive Class A Stock units in lieu of cash: Mr. Davis (2,053 units), Mr. Rankin (2,112 units), Mr. Williams (2,112 units), and Mr. Wortham (2,053 units). The table below illustrates the impact that changes in stock price have on the Outside Director’s stock unit account balance:

Name	12/31/06 Balance		Units Received		Dividend Equivalents		Change in Fair Value	12/30/07 Balance
	(#)	($)	(#)	($)	(#)	($)	($)	(#)	($)
Diana F. Cantor	1,771	$65,828	2,111	$59,777	80	$2,261	$(45,892)	3,962	$81,974
Charles A. Davis	20,049	745,221	4,106	116,057	674	19,814	(367,380)	24,829	513,712
Thompson L. Rankin	12,314	457,711	4,223	119,581	434	12,672	(238,834)	16,971	351,130
Rodney A. Smolla	761	28,286	2,054	58,059	46	1,255	(28,406)	2,861	59,194
Walter E. Williams	10,133	376,644	4,223	119,581	365	10,622	(202,270)	14,721	304,577
Coleman Wortham III	4,961	184,400	4,106	116,057	201	5,756	(114,458)	9,268	191,755

(2)	Mr. Williams is a widely syndicated newspaper columnist and is compensated for being published in three Media General publications. Media General purchases the newspaper columns from the syndicator (in the same manner as any other newspaper) who in turn pays Mr. Williams 50% of the amount charged to Media General.

In August 2007, the SEC issued an interpretation which affected the manner in which the Company calculates the annual compensation cost of Class A Stock units for purposes of determining executive and director compensation. Previously the Company reported the annual compensation cost of Class A Stock units in accordance with FAS 123R. If the Company had calculated the annual compensation cost of Class A Stock units as described in footnote (1) above in its 2006 Outside Director’s Total Compensation table, the stock awards column for 2006 would have been as follows:

Name	Stock Awards ($)
Diana F. Cantor	$44,753
Charles A. Davis	85,714
C. Boyden Gray	7,097
Thompson L. Rankin	88,242
Rodney A. Smolla	28,138
Walter E. Williams	89,505
Coleman Wortham III	85,714

Compensation Committee Report

The Compensation Committee has reviewed the section of this Proxy Statement titled “Compensation Discussion and Analysis” with the management of the Company, and the Committee has recommended that the CD&A be included in this Proxy Statement and filed with the Securities and Exchange Commission.

The Compensation Committee

Charles A. Davis, Chairman

Rodney A. Smolla

Coleman Wortham, III

Equity Compensation Plan Information as of December 30, 2007

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
1966 Selected Employees’ Stock Option Plan	400	$2.31	—
1976 Non-qualified Stock Option Plan	500	$2.50	—
1987 Non-qualified Stock Option Plan	63,000	$38.94	—
1995 Long-term Incentive Plan	1,804,932	$55.11	1,937,025
Equity compensation plans not approved by security holders
None
Total	1,868,832	$54.54	1,937,025

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board. Company management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling these oversight responsibilities, the Committee has reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the suitability, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Committee has discussed with the Company’s independent registered public accounting firm its judgments as to the suitability, not just the acceptability, of the accounting principles adopted by the Company as well as such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (PCAOB). The Committee also has discussed with the independent auditors the auditors’ independence from management and the Company, including matters in the written disclosures and letter required by the PCAOB and received by the Committee, and it has considered whether the auditors’ provision of non-audit services is compatible with the auditors’ independence. It also reviewed the Company’s compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements at, and for the three years ended December 30, 2007, be included in the Annual Report on Form 10-K for filing with the SEC.

The Audit Committee

Walter E. Williams, Chairman

Diana F. Cantor

Thompson L. Rankin

Audit and Non-Audit Fees

The Audit Committee has adopted policies and procedures for pre-approving audit and non-audit services to be performed by the Company’s independent auditors to assure that the provision of these services does not impair the auditors’ independence. Under these policies, the term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee provides for a different period. The Company’s annual audit services engagement terms and fees and audit related services to be provided by the Company’s auditors are subject to specific pre-approval by the Audit Committee. The Audit Committee may pre-approve non-audit services, including tax compliance, tax planning and tax advice, that it believes are appropriate and would not impair an independent accountant’s independence. All audit, audit-related, tax and other services provided by Ernst & Young LLP for 2007 were pre-approved by the Audit Committee in accordance with its policies and procedures.

The following table presents fees billed by Ernst & Young LLP for services provided during fiscal 2007 and 2006. All services reflected in the fees below were pre-approved by the Audit Committee in accordance with its established procedures.

	2007	2006
Audit Fees (a)	$1,024,000	$1,240,000
Audit-Related Fees (b)	27,000	25,000
Tax Fees (c)	7,000	—
All Other Fees	—	—

Total	$1,058,000	$1,265,000

(a)	Audit Fees include professional services provided for the audit of the Company’s annual financial statements as well as reviews of the Company’s quarterly reports on Form 10-Q and fees for professional services for the audit of the Company’s internal controls under Section 404 of the Sarbanes-Oxley Act.

(b)	Audit-Related Fees include audits of the Company’s employee benefit plans in both years.

(c)	Tax Fees in 2007 included fees for professional services for tax-related advice. Executive tax services are not provided to the Company by Ernst & Young.

ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 28, 2008.

Ernst & Young LLP has examined the accounts of the Company for many years, including 2007. Ernst & Young LLP advises that it is an independent registered public accounting firm with respect to the Company within the meaning of the applicable rules and regulations of the SEC. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

Although not required by the Company’s By-laws or otherwise, the Board is submitting for Stockholder ratification the selection of Ernst & Young LLP as the Company’s independent registered public accountants. As described above, and consistent with the Company’s Articles of Incorporation, only the Company’s Class B Stockholders are entitled to vote on this Item.

The Board of Directors recommends that Class B Stockholders vote FOR ratification of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal year 2008.

NOMINATIONS AND PROPOSALS FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

The By-laws of the Company provide that the Annual Meeting of stockholders shall be held during the Company’s second fiscal quarter on a date fixed by the Board of Directors. The Company’s 2009 Annual Meeting will be held on April 23, 2009.

Rule 14a-8 under the Exchange Act contains eligibility requirements that must be satisfied for a stockholder to submit a proposal for inclusion in a company’s proxy statement. One of the eligibility requirements under that Rule is that a stockholder be entitled to vote on the proposal the stockholder seeks to submit. In addition, it is the Company’s view that ownership of shares of a class not registered under the Exchange Act does not entitle a Stockholder to submit a proposal under the Rule. Stockholders who believe they are eligible to have their proposals included in the Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company no later than November 12, 2008.

The By-laws of the Company also establish advance notice procedures for eligible Stockholders to make nominations for Director and to propose business to be transacted at an Annual Meeting. Under the Company’s By-laws, a Stockholder who wishes to submit Director nominations or other proposals for business for the 2009 Annual Meeting must ensure that the same are received by the Secretary of the Company between December 24, 2008, and January 23, 2009. The Company’s By-laws also require that certain specific information accompany a Stockholder’s notice of nomination or proposal for business.

DIRECTOR NOMINATION PROCESS

Pursuant to the Company’s Principles of Corporate Governance, a copy of which is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department, the Nominating & Governance Committee is responsible for assisting the Board with the identification and consideration of, and recommends to the Board, candidates qualified to become nominees for election as Directors of the Company. Under the Corporate Governance Principles, in its consideration of Director nominees recommended by the Nominating & Governance Committee, the Board is to consider all criteria established by it for election of nominees to the Board as well as the expressed interests of any Stockholder entitled to elect at least a majority of the Directors. Moreover, except for any Director who may have been an officer of the Company, Directors over the age of 73 are not eligible for reelection.

To qualify to be one of the Company’s Director nominees, at a minimum, a candidate must exhibit the highest standards of integrity, commitment and independence of thought and judgment and be able to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties as a Director. The Board believes that the Directors as a group should have a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests. In that connection, in selecting Director nominees, the Nominating & Governance Committee and the Board review information regarding each proposed candidate, including any information provided in connection with a Stockholder recommendation submitted in accordance with the procedures described below, and consider the demonstrated talents, skills and expertise of any proposed candidate in relation to those of the existing Directors.

In selecting the Company’s Director nominees in connection with each Annual Meeting, it is the policy that the Nominating & Governance Committee consider Director candidates recommended by any Stockholder of the Company. Pursuant to procedures adopted by the Board, Director candidate recommendations made by Stockholders in connection with any Annual Meeting must be submitted, in writing, and received by the Secretary of the Company at least 120 days prior to the anniversary of the date on which the Company mailed its proxy statement in connection with the prior year’s Annual Meeting. Any Stockholder who wishes to recommend to the Nominating & Governance Committee and the Board a candidate for election at the Company’s 2009 Annual Meeting must ensure that the recommendation is received by the Secretary of the Company not later than November 12, 2008. Stockholder recommendations must be submitted together with the following information regarding the candidate:

•	The candidate’s full name, age, principal occupation and employer;

•	The candidate’s residence and business addresses and telephone numbers;

•	A biographical profile of the candidate, including educational background and business and professional experience and experience in the industries in which the Company has operations;

•	Any relationship between the candidate and the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and all other information necessary for the Nominating & Governance Committee and the Board to determine whether the candidate meets the Board’s independence standards and qualifies as independent under the NYSE rules;

•	The classes and number of shares of stock of the Company owned beneficially and of record by the candidate;

•

Any other information relating to the candidate (including a written consent of the candidate to be named as a nominee of the Company and to serve as a Director if elected) that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE; and

•	Any other information regarding the candidate that the Stockholder wishes the Board to consider in evaluating the recommended candidate.

In addition, when submitting a recommendation, a Stockholder must include the following information:

•	The Stockholder’s full name, principal occupation and employer;

•	The Stockholder’s address and telephone number;

•

The classes and number of shares of stock of the Company owned beneficially and of record by the Stockholder, including, if the Stockholder is not a Stockholder of record, proof of ownership of the type referred to in Rule 14a-8(b)(2) of the SEC’s proxy rules;

•

A description of all arrangements and understandings between the Stockholder and each candidate being recommended by the Stockholder and any other person or persons (including their names) pursuant to which the candidate(s) are being recommended by the Stockholder; and

•

Any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of Directors pursuant to the SEC’s proxy rules and the rules of the NYSE.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to the Company’s Directors, officers and employees, including the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and others performing similar functions. A copy of the Company’s Code of Business Conduct and Ethics is available without charge on the Company’s website, www.mediageneral.com, and in print from the Investor Relations Department. The Company intends to disclose on its website any amendments that are made to the Code as well as any waivers granted under the Code to any Executive Officer or Director, as required by the rules of the SEC and the NYSE.

RELATED PERSON TRANSACTIONS

There were no transactions in effect since the beginning of the Company’s last fiscal year or currently proposed in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has adopted a written Policy and Procedures With Respect to Related Person Transactions containing the policies and procedures governing the review and approval of related person transactions involving the Company.

For purposes of this policy, a “Related Person Transaction” is any financial transaction, arrangement or relationship in which the Company was, is or will be a participant, the amount involved exceeds $120,000 and in which a Director, executive officer, Director nominee, beneficial owner of 5% of Class A Stock or Class B Stock, or any of their respective immediate family members, has a direct or indirect interest, unless the Company’s Chief Financial Officer or General Counsel determines that the interest is not material or otherwise not required to be disclosed under the SEC’s rules.

Under the policy, any potential Related Person Transaction is to be analyzed by the Company’s Chief Financial Officer or the General Counsel to determine whether the transaction is a Related Person Transaction. Related Person Transactions will be submitted to the Audit Committee of the Board of Directors for consideration at the next Audit Committee meeting. However, in those instances in which the Chief Financial Officer or the General Counsel, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, the Related Person Transaction will be submitted to the Chair of the Audit Committee. The review of a Related Person Transaction is to include the consideration of all the relevant facts and circumstances, including, if applicable:

•	the benefits to the Company,

•	the impact of the transaction on the independence of any Director or Director nominee,

•	the availability of other sources for comparable products or services,

•	the terms of the transaction, and

•	the terms available to unrelated third parties or to employees generally.

The Audit Committee (or its Chair) is to approve only those Related Person Transactions that the Audit Committee (or its Chair) determines in good faith are in, or not inconsistent with, the best interests of the Company and its shareholders.

The Policy and Procedures With Respect to Related Person Transactions is available at the Company website, www.mediageneral.com.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

As a policy matter, all Directors are urged strongly to attend each Annual Meeting of Stockholders. All members of the Board attended the Company’s Annual Meeting in 2007.

COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders or other interested parties desiring to send communications to the Board’s independent Directors, non-management Directors or any individual Director, including the Director to preside at the Board’s next executive session, may do so by addressing their correspondence to “Corporate Secretary, Media General, Inc., P.O. Box 85333, Richmond, Virginia 23293-0001” and by marking the envelope “Confidential—Communication to Board of Directors.” The Board’s independent non-management Directors have approved a process by which the Corporate Secretary will maintain a log of all such correspondence and will review, sort and summarize this correspondence. Communications determined to be appropriate in accordance with the independent non-management Directors’ approved process will be forwarded to the individual members of the Board. Directors at any time may review the log of all correspondence and request a copy of any communication.

SOLICITATION OF PROXIES

In addition to sending this Proxy Statement, some of the Company’s Directors and officers as well as management and non-management employees may solicit proxies by telephone, mail, email or in person. You may also be solicited by means of press releases issued by the Company or postings on the Company’s website, www.mediageneral.com. None of the Company’s Directors, officers or employees will receive any special or additional compensation for soliciting proxies. In addition, the Company has retained D.F. King & Co. to assist in the solicitation of proxies for an estimated fee of $100,000, plus reimbursement of out-of-pocket expenses. D.F. King & Co. expects that approximately 50 of its employees will assist in the solicitation. The Company’s expenses related to the solicitation in excess of those normally spent for an annual meeting with an uncontested director election are estimated to be approximately $975,000, of which approximately $250,000 has been spent to date. The cost of the Company’s solicitation of proxies will be borne by the Company.

The Appendix sets forth information relating to the Company’s Directors, Director nominees, officers and employees who are considered “participants” in the solicitation under the rules of the SEC by reason of their position as Directors or Director nominees or because they may be soliciting proxies on the Company’s behalf.

OTHER MATTERS

Management does not intend to present, nor, in accordance with the Company’s By-laws, has it received proper notice from any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.

As indicated on Pages 18 and 23, certain information is incorporated by reference from the Company’s 2007 Annual Report to Stockholders.

Electronic Delivery of Proxy Materials and Annual Report

The Notice of Annual Meeting, Proxy Statement and 2007 Annual Report are available at www.mediageneral.com. Receiving proxy materials online in place of paper copies helps to reduce the Company’s printing and mailing costs and provides Stockholders with a convenient, automatic link to the proxy vote site. Most Stockholders desiring to enroll in this electronic delivery service may do so by visiting www.amstock.com and following the prompts for email enrollment. “Street name” Stockholders can check the information in the proxy materials provided by their bank or broker.

Stockholders who previously have enrolled in the electronic delivery service will not receive their materials online this year. Enrollment is effective until cancelled, and Stockholders may withdraw consent to electronic delivery at anytime and resume receiving Stockholder communications in printed form. Please call Media General Investor Relations at (804) 649-6103 with any questions.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly mail your enclosed WHITE proxy card in the postage-paid envelope provided. Should you prefer, you may vote in person or may deliver your proxy by telephone or by the Internet by following the instructions on your WHITE proxy card. If you have any questions or need assistance in voting your shares, please call or contact our proxy solicitor, D.F. King & Co., Inc., which is assisting Media General, toll-free at (800) 487-4870 or by email at info@dfking.com.

* * * CAUTION * * *

MEDIA GENERAL HAS RECEIVED A NOTICE FROM HARBINGER CAPITAL PARTNERS MASTER FUND, A CAYMAN ISLANDS HEDGE FUND, AND AN AFFILIATE, SEEKING TO NOMINATE THREE INDIVIDUALS FOR ELECTION TO MEDIA GENERAL’S BOARD OF DIRECTORS AT THE COMPANY’S ANNUAL MEETING. THE BOARD DOES NOT BELIEVE THIS IS IN THE COMPANY’S BEST INTEREST AND STRONGLY URGES YOU NOT TO SIGN ANY PROXY CARDS SENT TO YOU BY HARBINGER. IF YOU HAVE PREVIOUSLY SIGNED A HARBINGER PROXY CARD, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

GEORGE L. MAHONEY, Secretary

Richmond, Virginia

March 19, 2008

APPENDIX A

PARTICIPANT INFORMATION

The Company, its Directors and certain of its officers and employees are “participants” in a solicitation of proxies in connection with the Company’s 2008 annual meeting of stockholders. Each of the directors of the Company and each of the officers and employees of the Company who is a participant in the solicitation are listed below, together with the number of shares of Class A Stock (other than shares of Performance Accelerated Restricted Stock (PARs)), shares of Class B Stock, PARS, Class A Stock Units, stock options (including stock appreciation rights (SARS)) held by each of these persons as of February 29, 2008.

Name and Business Address	Principal Occupation and Company or Organization	Class A Stock	Class B Stock	PARs	Class A Stock Units	Outstanding Stock Options (Incl. SARS)
J Stewart Bryan III (1) 333 E. Franklin St. Richmond, VA 23219	Chairman of the Board of Media General, Inc.	457,186	466,162	178,400	—	321,900
Marshall N. Morton 333 E. Franklin St. Richmond, VA 23219	President and Chief Executive Officer of Media General, Inc.	26,056	—	170,100	—	312,300
O. Reid Ashe, Jr. 333 E. Franklin St. Richmond, VA 23219	Executive Vice President and Chief Operating Officer of Media General, Inc.	5,039	—	86,900	—	148,800
Diana F. Cantor 5 E. 42 St. New York, NY 10017	Managing Director of New York Private Bank & Trust, the wealth management division of Emigrant Bank	200	—	—	3,962	—
Charles A. Davis 20 Horseneck Ln. Greenwich, CT 06830	Chief Executive Officer of Stone Point Capital LLC, a private equity firm	19,581	—	—	24,829	—
Thompson L. Rankin 101 E. Kennedy Blvd. Suite 3460 Tampa, FL 33602	Retired	1,200	—	—	16,971	—
Rodney A. Smolla Washington and Lee University School of Law Sydney Lewis Hall Lexington, VA 24450	Dean of Washington and Lee University School of Law	0	—	—	2,861	—
Walter E. Williams Department of Economics MSN 3G4 George Mason University Fairfax, VA 22030	Professor at George Mason University	0	—	—	14,721	—
Coleman Wortham, III One James Center 901 East Cary Street Richmond, VA 23219	President and Chief Executive Officer of Davenport & Company LLC, an investment banking firm	10,000	—	—	9,268	—
George L. Mahoney 333 E. Franklin St. Richmond, VA 23219	Vice President, General Counsel and Secretary of Media General, Inc.	7,563	—	44,200	—	64,700
John A. Schauss 333 E. Franklin St. Richmond, VA 23219	Vice President-Finance and Chief Financial Officer of Media General, Inc.	1,791	—	27,800	—	46,566
Stephen Y. Dickinson 333 E. Franklin St. Richmond, VA 23219	Controller and Chief Accounting Officer of Media General, Inc.	11,038	—	20,500	—	36,800

Name and Business Address	Principal Occupation and Company or Organization	Class A Stock	Class B Stock	PARs	Class A Stock Units	Outstanding Stock Options (Incl. SARS)
Lou Anne J. Nabhan 333 E. Franklin St. Richmond, VA 23219	Vice President and Director of Corporate Communications of Media General, Inc.	1,400	—	5,700	—	36,400
H. Graham Woodlief 333 E. Franklin St. Richmond, VA 23219	Vice President and President of Publishing Division of Media General, Inc.	1,198	—	65,800	—	114,700
James A. Zimmerman 333 E. Franklin St. Richmond, VA 23219	Vice President and President of Broadcast Division of Media General, Inc.	1,088	—	49,900	—	91,000
C. Kirk Read 333 E. Franklin St. Richmond, VA 23219	Vice President and President of Interactive Media Division of Media General, Inc.	1,445	—	5,400	—	6,700
James F. Woodward 333 E. Franklin St. Richmond, VA 23219	Vice President – Human Resources of Media General, Inc.	2,229	—	4,800	—	22,600

(1)	The shares of Class A Stock listed for J. Stewart Bryan III include 56,367 shares held for his benefit by the MG Advantage 401(k) Plan as of February 29, 2008; 400,719 shares which includes 175,000 shares held in the Grantor Retained Annuity Trust, 170,519 shares held in the J. Stewart Bryan III Revocable Trust and 55,200 shares held in the J. Stewart Bryan III, Mary Bryan Perkins and Florence B. Fowlkes Trust, trusts of which Mr. Bryan serves as a fiduciary and shares in the control of the voting and disposition of the shares, and 100 shares in Mr. Bryan’s name. The 466,162 shares of Class B Stock listed for Mr. Bryan are held by the D. Tennant Bryan Media Trust, of which Mr. Bryan serves as sole trustee. The address of all of these trusts is Bryan Bros., Arrington Building, 1802 Bayberry Court, Suite 401, Richmond, VA, 23226.

INFORMATION REGARDING TRANSACTIONS IN THE COMPANY’S SECURITIES BY PARTICIPANTS

The following table sets forth information regarding purchases and sales during the past two years of the Company’s securities by its Directors, Director nominees, officers and employees who, under the rules of the Securities and Exchange Commission, are “participants” in the Company’s solicitation of proxies in connection with the 2008 Annual Meeting. Except as set forth below or as otherwise disclosed in this Proxy Statement, none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

Securities of the Company Purchased or Sold March 1, 2006 – February 29, 2008
Name	Date	Class A Stock	Class B Stock

J Stewart Bryan III (1)	1. 5/23/2006	1. Disposition of 582 Shares	1. Acquisition of 582 Shares

	2. 12/28/2006	2. Acquisition of 20,300 Shares pursuant to stock option exercise; Disposition of 18,411 Shares

Marshall N. Morton (2)	12/29/2006	Acquisition of 8,100 Shares pursuant to stock option exercise; Disposition of 7,713 Shares

O. Reid Ashe, Jr. (3)	1. 12/5/2006	1. Acquisition of 1,600 Shares pursuant to stock option exercise; Disposition of 1,469 Shares
	2. 1/4/2007	2. Acquisition of 1,600 Shares pursuant to stock option exercise; Disposition of 1,475 Shares

Securities of the Company Purchased or Sold March 1, 2006 – February 29, 2008
Name	Date	Class A Stock	Class B Stock

Charles A. Davis	7/31/2006	Acquisition of 15,000 Shares

George L. Mahoney (4)

John A. Schauss (5)

Stephen Y. Dickinson (6)	7/18/2006	Acquisition of 1,700 Shares pursuant to Stock Option Exercise; Disposition of 1,568 Shares

Lou Anne J. Nabhan (7)

H. Graham Woodlief (8)	5/3/2007	Disposition of 5,519 Shares held in 401(k) Plan

James A. Zimmerman (9)	5/3/2007	Disposition of 2,386 Shares held in 401(k) Plan

C. Kirk Read (10)

James F. Woodward (11)

(1)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 863 shares of Class A stock were purchased by Mr. Bryan through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(2)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 718 shares of Class A stock were purchased by Mr. Morton through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(3)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 561 shares of Class A stock were purchased by Mr. Ashe through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(4)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 511 shares of Class A stock were purchased by Mr. Mahoney through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(5)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 578 shares of Class A stock were purchased by Mr. Schauss through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(6)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 683 shares of Class A stock were purchased by Mr. Dickinson through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(7)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 571 shares of Class A stock were purchased by Mrs. Nabhan through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(8)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 533 shares of Class A stock were purchased by Mr. Woodlief through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(9)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 507 shares of Class A stock were purchased by Mr. Zimmerman through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(10)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 530 shares of Class A stock were purchased by Mr. Read through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

(11)	During the two-year period from March 1, 2006 – February 29, 2008, a total of 616 shares of Class A stock were purchased by Mr. Woodward through Media General’s MG Advantage 401(k) Plan by means of automatic semi-monthly payroll deductions and Company matching contributions.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Appendix or as otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, there are no contracts, arrangements or understandings by any of the Directors, Director nominees, officers and employees listed above within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix or otherwise disclosed in this Proxy Statement, to the best of the Company's knowledge, no associate of the Directors, Director nominees, officers and employees listed above beneficially owns any shares of common stock or other securities of the Company. To the best of the Company's knowledge, none of the Directors, Director nominees, officers and employees listed above owns beneficially any securities of any subsidiary of the Company. Except as described in this Proxy Statement, to the best of the Company's knowledge, none of the Directors, Director nominees, officers and employees listed above or any of his or her associates, has any material interest in any Related Person Transaction. Furthermore, except as described in this Proxy Statement, to the best of the Company’s knowledge, none of the Directors, Director nominees, officers and employees listed above or any of his or her associates has entered into any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 24, 2008

CLASS A COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

-OR-

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time on April 23, 2008.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   i

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors.	CLASS A DIRECTORS

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Charles A. Davis O Rodney A. Smolla O Walter E. Williams

THE BOARD OF DIRECTORS STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:    —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Signature of Stockholder:                                                 Date:                        Signature of Stockholder:                                         Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN AND MAIL

YOUR PROXY CARD IN THE

ENVELOPE PROVIDED

AS SOON AS POSSIBLE

CLASS A	MEDIA GENERAL, INC.	CLASS A

ANNUAL MEETING OF STOCKHOLDERS

April 24, 2008

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 24, 2008, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:59 p.m. E.S.T. on April 23, 2008.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as your name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDIA GENERAL, INC.

April 24, 2008

CLASS B COMMON STOCK

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

-OR-

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time on April 23, 2008.

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors.	CLASS B DIRECTORS

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O O. Reid Ashe, Jr. O J. Stewart Bryan III O Diana F. Cantor O Marshall N. Morton O Thompson L. Rankin O Coleman Wortham III

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Item 2. Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accountants.

For	Against	Abstain
☐	☐	☐

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

THIS PROXY REVOKES ALL PREVIOUS PROXIES. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Signature of Stockholder:                                                 Date:                        Signature of Stockholder:                                         Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN AND MAIL

YOUR PROXY CARD IN THE

ENVELOPE PROVIDED

AS SOON AS POSSIBLE

CLASS B	MEDIA GENERAL, INC.	CLASS B

ANNUAL MEETING OF STOCKHOLDERS

April 24, 2008

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

J. Stewart Bryan III, George L. Mahoney and Marshall N. Morton, or any of them, the proxies of the undersigned, with power of substitution, are hereby appointed to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 24, 2008, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions on the reverse side of this card. Internet and telephone voting facilities will close at 11:59 p.m. E.S.T. on April 23, 2008.

If you choose to submit your voting instruction by mail, just mark, sign and date this proxy card on the reverse side and return it promptly in the envelope provided. Please date and sign this proxy as your name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

(Continued and to be dated and signed on the reverse side)

To Vote by Telephone 1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Call toll-free 1-888-597-7657. 3) Follow the recorded instructions.	Vote by Internet 1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Go to www.401(k)proxy.com. 3) Follow the on-line instructions.	To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes. 3) Sign, date and return the Instruction Card in the enclosed envelope provided by April 21, 2008.

Internet and telephone voting are available 24 hours a day – 7 days a week and will close at 11:00 a.m. E.S.T. on April 21, 2008.

Ú Please fold and detach card at perforation before mailing IF you are not voting via telephone or the Internet. Ú

CLASS A	CLASS A

MEDIA GENERAL, INC.

EMPLOYEES’ MG ADVANTAGE 401(K) PLAN

ANNUAL MEETING OF STOCKHOLDERS – April 24, 2008

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the MG Advantage 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on April 24, 2008, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 21, 2008, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions shown above. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 21, 2008.

If you choose to submit your voting instruction by mail, just mark, sign and date this Instruction card and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

Date: , 2008

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name or names appear on this Instruction card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Ú Please fold and detach card at perforation before mailing IF you are not voting via telephone or the Internet. Ú

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS INSTRUCTION CARD REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Item 1. Election of Directors. CLASS A DIRECTORS NOMINEES: (01) Charles A. Davis	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (As noted on the line at left)

(02)  Rodney A. Smolla

(03)  Walter E. Williams

                    ___________________________________________

Although Fidelity makes no recommendations, the board of directors strongly recommends a vote for all nominees listed above. (Instructions: To withhold authority to vote for any individual nominee(s), write that nominee’s number in the space provided above.)

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

To Vote by Telephone 1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Call toll-free 1-888-597-7657. 3) Follow the recorded instructions.	Vote by Internet 1) Read the Proxy Statement and have Voting Instruction Form at hand. 2) Go to www.401(k)proxy.com. 3) Follow the on-line instructions.	To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes. 3) Sign, date and return the Instruction Card in the enclosed envelope provided by April 21, 2008.

Internet and telephone voting are available 24 hours a day – 7 days a week and will close at 11:00 a.m. E.S.T. on April 21, 2008.

Ú Please fold and detach card at perforation before mailing IF you are not voting via telephone or the Internet. Ú

CLASS A	CLASS A

MEDIA GENERAL, INC.

MEDIA GENERAL, INC. SUPPLEMENTAL 401(K) PLAN

ANNUAL MEETING OF STOCKHOLDERS – April 24, 2008

THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the Media General, Inc. Supplemental 401(K) Plan, you have the right to direct Fidelity Management Trust Company, as Trustee, regarding how to vote the shares of Media General, Inc. Class A Common Stock credited to your account at the Annual Stockholder Meeting to be held on April 24, 2008, and any adjournment thereof, as follows on the reverse side and upon such other business as may properly come before the meeting for the vote of such Stockholder.

The shares credited to your account will be voted as directed. If no direction is made, if the card is not signed, or if the card is not received by April 21, 2008, the shares credited to your account will be voted in the same proportion as directions received from participants.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instruction over the Internet or by telephone: simply follow the instructions shown above. Internet and telephone voting facilities will close at 11:00 a.m. E.S.T. on April 21, 2008.

If you choose to submit your voting instruction by mail, just mark, sign and date this Instruction card and return it promptly in the envelope provided. Please date and sign this Instruction as name appears.

Date: , 2008

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name or names appear on this Instruction card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Ú Please fold and detach card at perforation before mailing IF you are not voting via telephone or the Internet. Ú

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS INSTRUCTION CARD REVOKES ALL PREVIOUS INSTRUCTIONS. UNLESS INDICATED TO THE CONTRARY, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Item 1. Election of Directors. CLASS A DIRECTORS NOMINEES: (01) Charles A. Davis	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (As noted on the line at left)

(02)  Rodney A. Smolla

(03)  Walter E. Williams

                    ___________________________________________

Although Fidelity makes no recommendations, the board of directors strongly recommends a vote for all nominees listed above. (Instructions: To withhold authority to vote for any individual nominee(s), write that nominee’s number in the space provided above.)

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE